                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X])
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             INTERIM SERVICES INC.
                           -------------------------
                (Name of Registrant as Specified In Its Charter)
                                      N/A
                                     -----
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         And 0-11.
         (1) Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         (4)      Proposed maximum aggregate value of transaction:


         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:


         (4)      Date Filed:

                  ----------------------

                            (INTERIM SERVICES LOGO)

                                                                  April 10, 2000

To our Stockholders:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Interim Services Inc. (the "Company").

     As shown in the formal notice enclosed, the meeting will be held at 10:00 a.m. (Eastern Daylight Time) on Tuesday, May 23, 2000 at the executive offices of the Company, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. At the meeting, in addition to acting on the matters described in the Proxy Statement, we will present a current report on the activities of the Company. Stockholders will have an opportunity at that time to comment on or to inquire about the affairs of the Company that may be of interest to stockholders generally. If you will need special assistance at the meeting because of a disability, please contact Ms. Weatherly Treese at (954) 351-8448.

     We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you are personally present, it is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Whether or not you plan to attend the meeting, you are urged to date, sign and mail the enclosed proxy card in the envelope provided.

     Thank you for your support.

                                          Sincerely,

                                          /s/ Raymond Marcy
                                          Raymond Marcy
                                          Chairman, President and
                                          Chief Executive Officer

                             INTERIM SERVICES INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                                   TO BE HELD
                             TUESDAY, MAY 23, 2000
                                 10:00 A.M. EDT

To the Stockholders of Interim Services Inc.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of INTERIM SERVICES INC., a Delaware corporation (the "Company") will be held at 10:00 a.m. (Eastern Daylight Time) on Tuesday, May 23, 2000 at the executive offices of the Company, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon the following matters:

          1. The election of two members of the Board of Directors to hold office for three years or until their respective successors are duly elected and qualified.

          2. A proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 29, 2000.

          3. A proposal to adopt the Company's 2000 Stock Incentive Plan.

          4. A proposal to adopt the Company's 2000 Employee Stock Purchase
             Plan.

          5. A proposal submitted by a stockholder of the Company to declassify the Company's Board of Directors.

          6. The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on March 27, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Lisa G. Iglesias

                                          Secretary

Fort Lauderdale, Florida
April 10, 2000

                                 -- IMPORTANT --

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR VOTING PROMPTLY.

                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             INTERIM SERVICES INC.

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                     TIME, PLACE AND DATE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Interim Services Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, $.01 par value per share (the "Common Stock"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held pursuant to the enclosed Notice of Annual Meeting, at 10:00 a.m. (Eastern Daylight Time) on Tuesday, May 23, 2000, at the executive offices of the Company, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, telephone (954) 938-7600, or at any adjournments or postponements thereof (the "Annual Meeting").

     The approximate date that this Proxy Statement and the enclosed form of proxy ("Proxy Card") are first being sent to stockholders is April 10, 2000.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation or subsequent proxy will be effective unless and until written notice of the revocation or subsequent proxy is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is borne by the Company. Solicitation of proxies will be made by D.F. King & Company, Inc., who will engage approximately fifteen of their employees to solicit stockholders. The anticipated cost of the solicitation is $5,500 plus reimbursement of out of pocket expenses. In addition, solicitation of proxies may be made by certain directors, officers and employees of the Company who may do so by telephone, facsimile, mail or personal contact. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in doing so.

                         PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon the following matters:

          1. The election of two members of the Board of Directors to hold office for three years or until their respective successors are duly elected and qualified.

          2. A proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 29, 2000.

          3. A proposal to adopt the Company's 2000 Stock Incentive Plan.

          4. A proposal to adopt the Company's 2000 Employee Stock Purchase
             Plan.

          5. A proposal submitted by a stockholder of the Company to declassify the Company's Board of Directors.

          6. The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed Proxy Card, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) "FOR" the election of the respective nominees for director named herein, (b) "FOR" the approval of each of Proposals 2, 3 and 4 described in the Notice of Annual Meeting, and (c) "AGAINST" the approval of Proposal 5 described in the Notice of Annual Meeting. The Proxy Card also authorizes the proxy holders to vote in their discretion the shares represented on any matters not known at the time this Proxy Statement was printed that may properly be presented for action at the Annual Meeting. In the event that a stockholder specifies a different choice by means of the enclosed Proxy Card, such shares will be voted in accordance with the specification(s) so made.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on March 27, 2000 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 65,341,425 shares of Common Stock issued, 63,957,937 of which are outstanding and entitled to be voted at the Annual Meeting. Each share of the Company's Common Stock entitles the holder to one vote with respect to all matters to come before the Annual Meeting and all of such shares vote as a single class. Stockholders do not have the right to cumulate their votes for directors.

     The attendance, in person or by proxy, of stockholders holding a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. The affirmative vote of stockholders holding a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon will be required to approve each other matter presented at the Annual Meeting. If less than a majority of the shares of Common Stock entitled to vote are represented at the Annual Meeting, the holders of a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

     Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum. Abstentions are counted as present and entitled to vote and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. However, a broker non-vote on a matter is considered as not present and not entitled to vote on that matter and thus is not counted as a vote cast or as present in determining whether a matter has been approved.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's executive offices, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

     The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Annual Meeting.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of March 1, 2000 by: (i) each person known by the Company to be the beneficial owner of more than five percent of such Common Stock; (ii) each present director and nominee for director of the Company; (iii) the Named Executive Officers in the Summary Compensation Table; and (iv) all the continuing directors, nominees to the Board of Directors and executive officers of the Company as a group. The determinations of beneficial ownership by directors and executive officers of the Company's Common Stock are based upon Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Such Rule provides that shares shall be deemed so owned where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares; or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined.

NAME OF BENEFICIAL OWNER                                     SHARES OF COMMON STOCK   PERCENT OF CLASS
(AND ADDRESS IF BENEFICIAL OWNERSHIP EXCEEDS 5%)             BENEFICIALLY OWNED(1)    IF MORE THAN 1%
------------------------------------------------             ----------------------   ----------------
Guy W. Millner(2)..........................................         8,560,006               13.4%
  3535 Piedmont Road NE
  Atlanta, GA 30305

Ruane Cunniff & Co. Inc.(3)................................         6,542,259               10.2%
  767 Fifth Avenue Suite 4701
  New York, NY 10153

Raymond Marcy(4)...........................................           625,666                  *
Robert E. Livonius(5)......................................           273,482                  *
Roy G. Krause(6)...........................................           237,916                  *
Robert J. Evans(7).........................................            50,815                  *
Robert W. Morgan(8)........................................            37,909                  *
J. Ian Morrison(9).........................................            35,174                  *
William F. Evans(10).......................................            33,556                  *
Jerome B. Grossman(11).....................................            31,556                  *
Steven S. Elbaum(12).......................................            29,906                  *
Cinda A. Hallman(13).......................................            25,556                  *
A. Michael Victory(14).....................................            17,556                  *
Directors and Executive Officers as a
  group (21 persons)(15)...................................        10,168,263               15.9%

   * Indicates less than 1.0%
---------------

 (1) Unless otherwise indicated in the notes to this Table, the stockholders listed in the Table have sole voting and dispositive power with respect to shares beneficially owned by them. Deferred Stock Units ("DSU's") have been granted to certain officers and directors of the Company. A DSU represents the right to receive a share of common stock in the future. Included in the shares beneficially owned by the stockholders are DSU's which have vested. The holder may elect to accept delivery of the common share underlying such DSU at the time of vesting or defer delivery until a designated time in the future. As of March 1, 2000, no stockholder in the table above has accepted delivery of a common share underlying a DSU. A stockholder does not possess voting power as to a common share underlying a DSU until the stockholder accepts delivery of such common share. A stockholder does possess dispositive power as to a DSU once the DSU has vested.

 (2) Includes 4,051,806 shares of Common Stock held by Millner Preferred LLC and 2,027,559 shares of Common Stock held by M.I. Holdings, Inc., the beneficial ownership of which may be attributed to Mr. Millner.

 (3) Based on Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000, Ruane Cunniff & Co. Inc. is the beneficial owner of 6,542,259, or 10.2% of shares outstanding, of the Company's common stock, which shares were acquired for investment purposes by such investment adviser for certain of its clients. Ruane Cunniff & Co. Inc. asserts sole voting power as to 185,250 of those shares and sole dispositive power with respect to all such shares.

 (4) Includes 442,931 shares of Common Stock deemed to be beneficially owned by Mr. Marcy by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the Amended and Restated 1998 Stock Incentive Plan (the "1998 Plan") and its predecessor plans.

 (5) Includes 224,834 of Common Stock deemed to be beneficially owned by Mr. Livonius by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

 (6) Includes 145,800 shares of Common Stock deemed to be beneficially owned by Mr. Krause by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

 (7) Includes 39,254 shares of Common Stock deemed to be beneficially owned by Mr. Robert J. Evans by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

 (8) Includes 22,254 shares of Common Stock deemed to be beneficially owned by Mr. Morgan by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

 (9) Includes 28,000 shares of Common Stock deemed to be beneficially owned by Mr. Morrison by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(10) Includes 28,000 shares of Common Stock deemed to be beneficially owned by Mr. William F. Evans by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(11) Includes 28,000 shares of Common Stock deemed to be beneficially owned by Mr. Grossman by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(12) Includes 13,280 shares of Common Stock deemed to be beneficially owned by Mr. Elbaum by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(13) Includes 24,000 shares of Common Stock deemed to be beneficially owned by Ms. Hallman by reason of her right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to her pursuant to the 1998 Plan and its predecessor plans.

(14) Includes 16,000 shares of Common Stock deemed to be beneficially owned by Mr. Victory by reason of his right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(15) Includes an aggregate of 1,145,681 shares of Common Stock deemed to be beneficially owned by Directors and Executive Officers of the Company by reason of their right to acquire such shares within 60 days after March 1, 2000 through the exercise of stock options granted to them pursuant to the 1998 Plan and its predecessor plans.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     The Company's Certificate of Incorporation and Bylaws provide that the number of directors to constitute the Board of Directors shall be nine unless otherwise fixed by a resolution adopted by a majority of the entire Board. The Certificate of Incorporation and Bylaws further provide that the Board of Directors shall be divided into three classes: Class I, Class II and Class III, with each class to consist, as nearly as possible, of one-third of the members of the Board. Members of each class of the Board of Directors are elected for a term of three years, and the term of office of one class of directors expires at each annual meeting of stockholders. Directors elected at an annual meeting of stockholders to succeed those whose terms expire shall be identified as being of the same class as those directors they succeed and shall be elected for a term to expire at the third annual meeting of stockholders after their election.

     At the 2000 Annual Meeting of Stockholders, two Class I directors will be elected to hold office for three years or until their respective successors are duly elected and qualified. William F. Evans and Cinda A. Hallman have been nominated for election as Class I directors of the Company and both of them are currently Class I directors of the Company. The Nominating Committee of the Board of Directors continues to search for one new outside director to fill the vacancy which arose upon the retirement of Harold Toppel in May 1997 (Class I Director). Guy W. Millner was appointed to the Board of Directors in connection with the Company's acquisition of Norrell Corporation, which occurred on July 2, 1999. His appointment filled the vacancy left on the Board of Directors by the resignation of Allan C. Sorensen in September 1997 (Class II Director). The person nominated to fill the vacant seat in Class I will be selected by a majority vote of the Board of Directors. The shares voted by the proxies will be voted for the election of Mr. Evans and Ms. Hallman unless authority to do so is withheld as provided in the form of proxy. All nominees have consented to serve if elected and the Board of Directors has no reason to believe that either of the nominees will be unable to accept the office of director, but if such contingency should arise, it is the intention of the proxies to vote for such person or persons as the Board of Directors may recommend.

NAME AND AGE                       PRINCIPAL OCCUPATION AND DIRECTORSHIPS

                                            NOMINEES FOR CLASS I
                                           (TERM EXPIRING IN 2003)

William F. Evans (52)......  Director of the Company since August 1993.
                             President, Electrical Products, Essex Group, Inc. since July 1999. Executive Vice President, Productivity Point International, from June 1998 to July 1999. Executive Vice President, ProSource, Inc., a food service distribution company, from July 1995 until June 1998. Consultant to H & R Block, Inc. from November 1994 through June 1995. Senior Vice President, Corporate Operations, of H&R Block, Inc., from August 1992 through October 1994.

Cinda A. Hallman (55)......  Director of the Company since February 1995. Senior
                             Vice President of E. I. DuPont de Nemours & Co. ("DuPont") since March 1998. Global Vice President Integrated Processes and Systems of DuPont from August 1997 to March 1998. Vice President, Information Systems and Chief Information Officer of DuPont from November 1992 to August 1997.

                                      CONTINUING DIRECTORS -- CLASS II
                                           (TERM EXPIRING IN 2001)

Guy W. Millner (64)........  Director of the Company since July 1999. Mr.
                             Millner served as Chairman of Norrell Corporation from when Norrell was founded until October 1997. From November 1961 until October 1993, Mr. Millner served as President and Chief Executive Officer of Norrell Corporation.

Steven S. Elbaum (51)......  Director of the Company since May 1996. Director of
                             Brandon Systems Corporation from January 1987 until May 1996. Chairman of the Board and Chief Executive Officer of The Alpine Group, Inc., a diversified public holding company, since June 1984. Chairman and Chief Executive Officer of Superior Telecom, Inc., a wire and cable telecommunications company, since October 1996. Chairman of the Board, PolyVision Corporation, since April 1996. Director of Vestaur Securities, Inc. since March 1999.

Jerome B. Grossman (80)....  Director of the Company since August 1978.
                             Executive Vice President and Chief Operating
                             Officer of H&R Block, Inc. from May 1971 to August 1989 and then served as Vice Chairman of the Board until he retired in July 1992. Director of H&R Block, Inc. from September 1973 until September l992, at which time he was elected Vice Chairman Emeritus.

                                      CONTINUING DIRECTORS -- CLASS III
                                           (TERM EXPIRING IN 2002)

Raymond Marcy (49).........  Chairman of the Company since August 1997. Director of the Company since November 1989. Chief Executive Officer of the Company since September 1991. President since November 1989. Chief Operating Officer from November 1989 until September 1991.

J. Ian Morrison (47).......  Director of the Company since August 1993.
                             Consultant and Senior Fellow of the Institute for the Future (IFTF), a non-profit research and consulting firm, since August 1996; President from May 1990 until August 1996.

A. Michael Victory (66)....  Director of the Company since August 1980.
                             President of AMEC Capital, Inc. since September 1996. Prior to that, he was general partner in Cumberland Investment Group.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS I AS DIRECTORS OF THE COMPANY AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

DIRECTORS' COMPENSATION, COMMITTEES AND MEETINGS

     Non-employee directors receive an annual retainer. The annual retainer is determined by the Board of Directors each year and is effective for a twelve-month period commencing on July 1st of such year. The Board of Directors may designate the manner in which the annual retainer shall be payable including, but not limited to, in cash, in shares of the Company's Common Stock or in any combination thereof. Further, the Board of Directors may permit up to fifty percent of the annual retainer to be deferred and paid to the directors in the form of deferred stock units. Effective July 1, 1999, the annual retainer payable to each non-employee director has been set at $35,000, payable in cash. Additionally, non-employee directors are compensated at the rate of $2,000 per Board meeting attended and $1,500 per Committee meeting attended, each payable in cash. Members of the Executive Committee are compensated at a rate of $500 per monthly telephonic update meeting of the Executive Committee in lieu of the typical $1,500 Committee meeting fee. In addition, the Chairperson of the Compensation Committee and the Chairperson of the Audit Committee each receive additional annual compensation in the amount of $5,000, payable in cash. Attendance fees are not paid for Board or Committee meetings that, in the judgment of the Chairperson thereof, are not of sufficient length or significance to warrant an attendance fee. Directors are reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company. In May 1998, the Company established stock ownership guidelines for outside directors equal to three times the annual retainer. Only shares actually owned (and not unexercised options) count toward the ownership requirement.

     Pursuant to the Company's Amended and Restated 1998 Stock Incentive Plan (the "1998 Plan" and, similarly, its predecessor plans including the 1997 Long Term Compensation and Outside Director Stock Option Plan, the "1997 Plan"), each non-employee director is entitled to receive an annual stock option grant to purchase 4,000 shares of the Company's Common Stock, vesting on the first anniversary of the date of grant. Under the Company's 2000 Stock Incentive Plan, if approved by the stockholders, each non-employee director may receive an annual stock option grant to purchase up to 5,000 shares of the Company's Common Stock, vesting on the first anniversary of the date of grant. The annual stock option grants are made on the date coinciding with the annual meeting of stockholders of the Company, at an exercise price equal to the closing price of such stock on the date of grant. Outside director stock options of 4,000 shares each were granted on April 30, 1995 (at an exercise price of $14.44 per share and became fully exercisable on April 30, 1996), on April 30, 1996 (at an exercise price of $21.69 per share and became fully exercisable on April 30,
1997), on April 30, 1997 (at an exercise price of $19.38 per share and became fully exercisable on April 30, 1998), on May 7, 1998 (at an exercise price of $31.00 per share and became fully exercisable on May 7, 1999), and on May 6, 1999 (at an exercise price of $19.25 per share and will become fully exercisable on May 6, 2000). In a separate grant of options unrelated to the 1997 Plan or the 1998 Plan, stock options of 8,000 shares each (plus an additional 4,000 shares in the case of Mr. Evans who had previously waived his right to receive an earlier 1994 grant under the 1997 Plan) were granted on May 11, 1995 at an exercise price of $12.00, with 50% exercisable on May 11, 1996 and the remainder exercisable on May 11, 1997. The information in this paragraph has been adjusted for the two-for-one stock split that was effective in September 1997 and it should be noted that options granted prior to April 30, 1997 were granted under a predecessor plan to the 1997 Plan.

     In addition, each non-employee director is entitled to receive an annual grant of deferred stock units ("DSU's") in an amount equal to $20,000 based on the value of the underlying common stock. Nine hundred and sixty DSU's were granted to each non-employee director on July 2, 1999.

     The standing committees of the Board include: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, the Executive Committee and the Nominating Committee.

     The Audit Committee, whose members are William F. Evans (Chairperson), Jerome B. Grossman and A. Michael Victory held three meetings during the fiscal year ended December 31, 1999. The functions of the Audit Committee include, among other things, reviewing the various internal accounting controls of the Company; reviewing and approving the services of the Company's independent auditors, including any non-audit services provided by them; making recommendations to the Board of Directors with respect to the employment, retention or replacement of such auditors, as well as monitoring the independence of such auditors; and reviewing the scope of the annual audit and related matters. Also, the Audit Committee periodically meets with and receives reports from the Company's internal audit group.

     The Compensation Committee, whose members are Cinda A. Hallman (Chairperson), Steven S. Elbaum and J. Ian Morrison, held four meetings during the fiscal year ended December 31, 1999. The functions of the Compensation Committee primarily include presenting recommendations to the Board of Directors on the compensation of the Chief Executive Officer and approving the compensation program for certain of the Company's other executive officers after receiving recommendations from the Chief Executive Officer. Duties also include determining executive salaries, setting the performance criteria for annual bonuses, approving executive bonuses under the annual incentive programs and administering the Company's Amended and Restated 1998 Stock Incentive Plan, which will be succeeded by the Company's 2000 Stock

Incentive Plan, if approved by the stockholders. The Compensation Committee also determines the amount and terms of all stock options awarded to employees of the Company.

     The Corporate Governance Committee consists of all of the non-employee Directors and is chaired by Jerome Grossman. The Corporate Governance Committee is to meet at least once each year to review the performance of the Chief Executive Officer and to consider issues of corporate governance. The Corporate Governance Committee held three meetings during the fiscal year ended December 31, 1999.

     The Executive Committee, whose members are Raymond Marcy (Chairperson), William F. Evans, Jerome B. Grossman and A. Michael Victory, held eight meetings during the fiscal year ended December 31, 1999. The primary function of the Executive Committee is to control and manage, during intervals between meetings of the Board, the property and business of the Company in all matters in which exclusive authority has not been given to the entire Board of Directors or in which specific direction has not been given by the Board.

     The Nominating Committee, whose members are J. Ian Morrison (Chairperson), Raymond Marcy and A. Michael Victory, held no meetings during the fiscal year ended December 31, 1999. The Nominating Committee is responsible for the initiation of nominations for election as a director of the Company. The Nominating Committee will consider nominees recommended by stockholders (see section below entitled "STOCKHOLDER PROPOSALS").

     The Board of Directors met nine times during the fiscal year ended December 31, 1999. There were a total of twenty-seven meetings of the Board and its committees, as well as additional actions taken by written consent. All directors attended at least seventy-five percent of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the last fiscal year.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation earned during each of the Company's three most recently completed fiscal years to Raymond Marcy, the Company's Chief Executive Officer (the "CEO") and each of the four most highly compensated executive officers of the Company in the 1999 fiscal year other than the CEO (together with the CEO, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM
                                                                                             COMPENSATION AWARDS
                                                                                                     (1)
                                                         ANNUAL COMPENSATION                 --------------------
                                            ----------------------------------------------   INTERIM
                                                              BONUS           OTHER ANNUAL    STOCK    RESTRICTED    ALL OTHER
                                                          (YEAR EARNED)       COMPENSATION   OPTIONS     STOCK      COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR   SALARY ($)         ($)               ($)(2)      (#)(3)      ($)(4)         ($)
---------------------------          ----   ----------   ----------------     ------------   -------   ----------   ------------
Raymond Marcy......................  1999    $687,231       $1,626,338(5)       $37,985      465,000   $1,424,132     $123,614(6)
  Chairman, President and            1998     620,577          598,500           25,894      300,000           --       62,233
  Chief Executive Officer            1997     536,538          402,325           10,853      100,000           --       27,219

Robert E. Livonius.................  1999    $389,981       $  631,155(7)       $19,639      201,000   $  680,509     $ 37,742(8)
  Executive Vice President and       1998     325,165          235,778           12,513      125,000           --       23,684
  Chief Operating Officer            1997     270,621          137,724            5,498       50,000           --        1,566

Roy G. Krause......................  1999    $389,981       $  631,155(9)       $19,409      201,000   $  680,509     $ 68,037(10)
  Executive Vice President and       1998     324,355          235,778           11,951      125,000           --       29,362
  Chief Financial Officer            1997     254,618          129,740            5,122       50,000           --       53,137

Robert J. Evans....................  1999    $244,942       $  224,404(11)      $11,338       36,000   $  285,925     $ 13,029(12)
  Vice President and Chief           1998     232,527          118,481            7,305       15,000           --       18,978
  Information Officer                1997     215,846           95,184            2,390       20,000           --       60,901

Robert W. Morgan(*)................  1999    $213,250       $  232,541(13)      $ 8,275       53,000   $  285,925     $  4,667(14)
  Vice President Human Resources     1998     193,437           80,735            3,844       15,000           --        1,977
                                     1997     169,250           36,805              950        8,054           --       10,505

---------------

 (*) Mr. Morgan is currently President of Interim Career Consulting, a division of the Company.

 (1) There were no Stock Appreciation Rights or Long-Term Incentive Plan Payouts to the listed individuals during fiscal years 1997, 1998 or 1999.

 (2) For 1999, consists of matching contributions paid by the Company on behalf of its executives to the Interim Services Inc. Deferred Compensation Plan.

 (3) Incentive stock options and non-qualified stock options were granted under the Company's 1998 Plan and predecessor plans at an exercise price equal to the fair market value of the Company's Common Stock on the dates of grant. These options have ten-year terms and become exercisable over a three-year period in cumulative increments of 33 1/3% per year beginning with the first anniversary of the date of grant, except for the following grants which become exercisable over a four year period in cumulative increments of 25% per year beginning with the first anniversary of the date of grant: on December 31, 1997, Mr. Marcy received a grant of 100,000 shares, on January 1, 1998, each of Messrs. Livonius and Krause received a grant of 125,000 shares and Mr. Marcy received a grant of 200,000 shares, and on January 1, 1999 each of Messrs. Livonius and Krause received a grant of 76,000 shares and Mr. Marcy received a grant of 185,000 shares. All options granted prior to the September 1997 stock split have been restated to adjust for the effects thereof.

 (4) Represents grants of Deferred Stock Units ("DSU's"). A DSU represents the right to receive a share of common stock in the future. Once a DSU has vested, the holder may elect to accept delivery of the common share underlying such DSU or defer delivery until the future. DSU's having ten-year terms and vesting over a three-year period in cumulative increments of 33 1/3% per year beginning with the first anniversary of the date of grant were granted as follows: on January 1, 1999, Messrs. Marcy, Livonius and Krause were granted 15,400, 6,350, and 6,350 DSU's, respectively, representing a grant date value of $359,975, $148,431 and $148,431, respectively; on February 18, 1999, Messrs. Evans and Morgan were each granted 1,000 DSU's representing a grant date value of $19,875. DSU's having seven year terms with 50% vesting when the Company achieves earnings per share of $1.90 in a fiscal year and 50% vesting when the Company achieves earnings per share of $2.74 in a fiscal year were granted as follows: on July 5, 1999, Messrs. Marcy, Livonius, Krause, Evans and Morgan were granted 47,962, 23,981, 23,981, 11,991 and 11,991 DSU's, respectively, representing a grant date value of $1,064,157, $532,078, $532,078, $266,050 and $266,050, respectively. The grant date value of the DSU's represent the number of DSU's issued multiplied by the closing price of Interim Common Stock on the New York Stock Exchange on the date of grant. As of March 1, 2000, no executive officer in the table above accepted delivery of a common share underlying a DSU.

 (5) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $385,088, which is deferred over a two-year period and is subject to forfeiture. This also includes a special acquisition bonus of $630,000 received at the time of the acquisition of Norrell.

 (6) Includes $1,159 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive and $122,455 reimbursement of interest expense from a third-party loan related to purchase of stock to meet stock ownership goals.

 (7) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $121,905, which is deferred over a two-year period and is subject to forfeiture. This also includes a special acquisition bonus of $251,250 received at the time of the acquisition of Norrell.

 (8) Includes $1,865 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive and $35,877 reimbursement of interest expense from a third-party loan related to purchase of stock to meet stock ownership goals.

 (9) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $121,905, which is deferred over a two-year period and is subject to forfeiture. This also includes a special acquisition bonus of $251,250 received at the time of the acquisition of Norrell.

(10) Includes $1,865 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive and $66,172 reimbursement of interest expense from a third-party loan related to purchase of stock to meet stock ownership goals.

(11) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $29,216, which is deferred over a two-year period and is subject to forfeiture. This also includes a special acquisition bonus of $78,326 received at the time of the acquisition of Norrell.

(12) Includes $3,120 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive and $9,909 reimbursement of interest expense from a third-party loan related to purchase of stock to meet stock ownership goals.

(13) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $25,666, which is deferred over a two-year period and is subject to forfeiture. This also includes a special acquisition bonus of $87,500 received at the time of the acquisition of Norrell.

(14) Includes $544 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive and $4,123 reimbursement of interest expense from a third-party loan related to purchase of stock to meet stock ownership goals.

            OPTION GRANTS IN THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                         INDIVIDUAL GRANTS
                                    ----------------------------
                                      NUMBER
                                        OF
                                    SECURITIES
                                    UNDERLYING     % OF TOTAL
                                     OPTIONS     OPTIONS GRANTED
                                     GRANTED     TO EMPLOYEES IN     EXERCISE                        GRANT DATE
               NAME                   (#)(1)       FISCAL YEAR     PRICE ($/SH)   EXPIRATION DATE   VALUE ($)(2)
               ----                 ----------   ---------------   ------------   ---------------   ------------
Raymond Marcy(3)..................   185,000         4.26%           $23.3750        01/01/09        $1,072,024
                                     280,000         6.44%            20.8500        07/02/09         1,494,688
Robert E. Livonius(3).............    76,000         1.75%            23.3750        01/01/09           440,398
                                     125,000         2.88%            20.8500        07/02/09           667,272
Roy G. Krause(3)..................    76,000         1.75%            23.3750        01/01/09           440,398
                                     125,000         2.88%            20.8500        07/02/09           667,272
Robert J. Evans(3)................    15,000         0.35%            19.8750        02/18/09            74,637
                                      21,000         0.48%            20.8500        07/02/09           112,101
Robert W. Morgan(3)...............    18,000         0.41%            19.8750        02/18/09            89,563
                                      35,000         0.81%            20.8500        07/02/09           186,837

---------------

(1) See Note (3) to the Summary Compensation Table for a description of the terms and other information regarding these options. In addition to the options granted above, Deferred Stock Units ("DSU's") were also granted to the persons set forth above. See Note (4) to the Summary Compensation Table for a description of the terms and other information regarding these DSU's.

(2) The dollar amounts for the options under this column are the result of calculations utilizing the Black-Scholes option pricing model. The assumptions used relating to the expected volatility, risk-free rate of return, dividend yield and expected life were 39.00%, 5.34%, 0.00, and 2 years respectively.

(3) Messrs. Marcy, Livonius, Krause, Evans and Morgan each received two separate option grants in the fiscal year ended December 31, 1999.

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended December 31, 1999, and unexercised options held as of the end of that year.

              AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THAT YEAR'S END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                                    UNDERLYING               VALUE OF UNEXERCISED
                              SHARES                          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON        VALUE               YEAR END (#)                 YEAR END ($)(1)
                             EXERCISE        REALIZED       ---------------------------   ---------------------------
NAME                            (#)           ($)(1)        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   ---------------   -----------   -------------   -----------   -------------
Raymond Marcy.............    13,368         $101,085         303,298        761,696      $1,624,950     $3,118,755
  Chairman, President and
  Chief Executive Officer
Robert E. Livonius........         0                0         159,582        341,749       1,172,909      1,444,784
  Executive Vice President
  and Chief Operating Officer
Roy G. Krause.............         0                0          77,916        341,749         285,829      1,444,784
  Executive Vice President
  and Chief Financial
  Officer
Robert J. Evans...........     1,988            1,864          22,586         66,659          92,548        517,394
  Vice President, Chief
  Information Officer
Robert W. Morgan(*).......         0                0           8,569         78,676          21,860        562,223
  Vice President
  Human Resources

---------------

(*) Mr. Morgan is currently President of Interim Career Consulting, a division of the Company.

(1) The value realized on the exercise of options and the value of unexercised in-the-money options at year end are determined by subtracting the exercise price for the options from the fair market value of the shares subject to the options as of the date of exercise or year end, respectively. There can be no assurance that the value of "unexercised options" reported above will be realized, and any gains on exercise will depend on the value of the Company's Common Stock on the date of exercise.

EMPLOYMENT CONTRACTS

     On November 18, 1998, the Company entered into an employment agreement with Mr. Marcy which superceded his prior agreement. The term of Mr. Marcy's employment agreement ends on April 30, 2001 and is automatically renewable for successive one year terms thereafter unless, not later than six months prior to the end of the term, written notice is given by Mr. Marcy or the Company advising that the term of employment shall not be extended further. Mr. Marcy's employment agreement provides, among other things, that if the Company terminates Mr. Marcy without "cause" (as such term is defined therein), he would be entitled to receive a lump sum cash severance payment in an amount equal to three times the sum of his annual salary plus his target bonus. Mr. Marcy's compensation arrangement is further described in the Compensation Committee's Report on Executive Compensation.

     The Company also entered into employment agreements with each of the Named Executive Officers on November 18, 1998. The employment agreements between the Company and each of Messrs. Livonius, Krause, Evans and Morgan provide for employment at will and, accordingly, may be terminated by either party thereto at any time for any reason. The employment agreements provide, among other things, that if the Company terminates the executive without "cause" (as such term is defined therein), the executive would be entitled to receive a lump sum cash severance payment in an amount equal to: (i) two times the sum of the executive's annual salary plus his target bonus, in the case of Messrs. Livonius and Krause, and (ii) the sum of the executive's annual salary plus his target bonus, in the case of Messrs. Evans and Morgan.

     The Company also entered into Change in Control Agreements (the "CIC Agreements") with Mr. Marcy and each of the Named Executive Officers on November 18, 1998. A "Change in Control" is defined in the CIC Agreements, subject to future change by the Company's Board of Directors, and excludes certain transactions that are approved by the Company's Board of Directors. The CIC Agreements provide for certain benefits to be paid to Mr. Marcy and the Named Executive Officers upon the occurrence of a Change in Control, including the waiving of all restrictions and conditions applicable to any awards of restricted stock or the vesting of stock options, and certain specified severance payments in the event that the employment of such executive is terminated following a Change In Control. Such severance includes a cash payment in an amount equal to: (i) three times the sum of the executive's annual salary plus his target bonus, in the case of Mr. Marcy, (ii) two times the sum of the executive's annual salary plus his target bonus, in the case of Messrs. Livonius and Krause, and (iii) the sum of the executive's annual salary plus his target bonus, in the case of Messrs. Morgan and Evans.

     Copies of the employment agreements and the CIC Agreements for Messrs. Marcy, Livonius, Krause and Evans are filed as exhibits to the Company's Form 10-K for the fiscal year ended December 25, 1998. Copies of the employment agreement and the CIC Agreement for Mr. Morgan are filed as exhibits to the Company's Form 10-K for the fiscal year ended December 31, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1999, Mr. Marcy, the Company's Chairman, President and CEO, and Mr. Livonius, the Company's COO, each borrowed funds from the Company pursuant to the Company's 1997 Stock Purchase Assistance Plan to pay certain taxes incurred by them in connection with the exercise of options on the Company's common stock in order to meet their stock ownership guideline targets established by the Company. Each loan bears interest at the prime rate, adjusted each calendar quarter, and interest is paid not less than annually. Mr. Marcy's outstanding principal balance on such loans is $448,620 and Mr. Livonius' outstanding principal balance on such loans is $81,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During the fiscal year ended December 31, 1999, the Compensation Committee was comprised of Cinda A. Hallman (Chairperson), Steven S. Elbaum and J. Ian Morrison, none of whom are or were an officer or employee of the Company or any of its subsidiaries.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors (the "Committee") has prepared the following report on executive compensation. This report describes the Company's current executive compensation program including the underlying philosophy of the program and the criteria on which executive compensation is based. This report also describes the compensation paid to the Company's Chairman and Chief Executive Officer, Raymond Marcy, during the most recent fiscal year.

     The Committee is composed entirely of independent outside directors. Their responsibilities include presenting recommendations to the Board of Directors on the compensation of the Chief Executive Officer and approving the compensation program for certain of the Company's other executive officers, currently consisting of 11 executives (including the Named Executive Officers), after receiving recommendations from the Chief Executive Officer. Specific duties include determining the executive salaries, setting the performance criteria for annual incentives, approving their awards under the annual incentive program, and administering the Company's Amended and Restated 1998 Stock Incentive Plan, which will be succeeded by the Company's 2000 Stock Incentive Plan if approved by the stockholders. The Committee also reviews total compensation for the Company's top 30 executives.

     The Committee has retained the services of an outside consultant, Frederic
W. Cook & Co., to provide information and advice on executive compensation issues.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program consists of three main elements:

  Base Salary

     Base compensation set to attract and retain qualified management, when combined with the other components of the compensation program.

  Annual Bonus

     An opportunity to earn additional incentive compensation under the annual incentive for yearly business success and individual performance.

  Long-Term Incentives

     Long-term incentives in the form of stock options and deferred stock units awards which will encourage stock ownership and reward executives for increases in stockholder value. There is strong emphasis on stock awards as both recruitment and retention vehicles.

     The compensation program is designed to contribute to the viability and long-term success of the Company by meeting the following objectives:

     - To compensate fairly for financial and strategic success and the enhancement of stockholder value.

     - To attract, retain and motivate experienced and competent managers and professionals who are performance-oriented.

     - To reinforce a commitment to take action, which will contribute to the long-term success of the Company.

     - To encourage the ownership of Interim stock so that management's long-term financial interests are closely linked with the long-term interests of the Company's stockholders.

COMPETITIVE STANCE

     For compensation comparisons, the Company obtains data on other companies in the temporary service and staffing industry, general industry, service industry and on other growth companies. Industry-specific companies are also used for compensation comparison for business-unit heads. Some of the companies used in the peer group for the total stockholder return graph are included within the temporary service and staffing industry comparison group.

     The Company's policy is to offer salaries which are competitive at the median of companies of similar size within the comparison groups, annual incentive opportunities, which could pay at median levels if pre-set performance goals are met and pay at above-median levels if the goals are exceeded, and long-term incentive awards, which offer above-median opportunities.

BASE SALARIES

     Base salaries are reviewed annually using competitive compensation information provided by nationally recognized consulting firms. Increases in base salaries are granted after considering relative competitive positions, individual performance and general salary increases within the rest of the Company.

INCENTIVE COMPENSATION

     The Committee determines target awards and the performance measures for the CEO and his direct reports, including the Named Executive Officers. The CEO's bonus is based 100% on EPS growth, while the COO's and the CFO's bonuses are based 75% on EPS growth and 25% on personal objectives. Other executives have between 25% and 50% of their bonuses based on EPS growth, with the remainder based on personal objectives. Bonuses are paid after the end of the fiscal year if the individual remains in the employ of the Company.

STOCK OPTION AWARDS

     The Committee views awards of stock options and deferred stock units as critical elements of the compensation program. Options have been granted broadly in the Company, may be used as a hiring inducement, and are increasingly viewed as a key element in retaining executives important to the future success of the Company. Because the Company has a high proportion of professionals, it expects to utilize an above-average level of awards of stock options and deferred stock units in its compensation program.

     Due to the increase in associates due to the acquisition of Norrell, in this Proxy Statement there is a proposal for the adoption of the 2000 Stock Incentive Plan, which, if approved, will increase the number of shares available under the Company's stock option plans by an aggregate of 2,000,000 shares.

STOCK OWNERSHIP

     In 1997, the Committee adopted stock ownership goals for 22 top executives. We currently have 25 participants in this plan. The ownership goals are to acquire Company stock equal in value to five times salary for the CEO, three times salary for the CFO and COO and two times salary for the other participants. Participants have been offered a favorable financing program to acquire the Company's stock whereby the Company reimburses executives for loan interest from third party loans for the first three years. As of December 31, 1999, the CEO achieved 93% of his total goal, the CFO achieved 130% of his total goal, and the COO achieved 68% of his total goal. The other executives achieved an average of 69% of their total goals. Total stock ownership for this group as of December 31, 1999 was 444,868 shares.

CHANGE IN CONTROL/EMPLOYMENT AGREEMENTS

     The Committee has Change In Control and Employment Agreements for the top executives. The details of these agreements for the CEO and the Named Executive Officers are included in this Proxy Statement.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     The Committee intends that all compensation paid to Interim executives will be tax-deductible. The Committee has requested stockholder approval where necessary and has established administrative rules for its plans in order to be in compliance with Internal Revenue Code Section 162(m).

SPECIAL ACTIONS FOR 1999

     The Committee took several special actions in conjunction with the completion of the acquisition of Norrell in July 1999. Those actions included the payment of special cash bonuses to key executives involved in the acquisition, acceleration of the timing of the February 2000 stock option grant to the time of the acquisition, adjustments to compensation levels for those with increased responsibilities after the acquisition and granting of special deferred stock unit retention and long-term performance awards to select key executives.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1999

     In 1999, the base salary, incentive compensation and stock options and awards of deferred stock units for the Chief Executive Officer were determined by the Board of Directors based on the recommendations of the Committee and using the principles outlined above. In July, the CEO received a special acquisition bonus of $630,000 at the time of the acquisition of Norrell and an increase in salary from $630,000 to $750,000. His target incentive was increased to 100% of salary. Subsequently, his salary was increased from $750,000 to $825,000 effective January 1, 2000. For 1999, the CEO earned a bonus of $996,338 under the bonus incentive plan for executives described above. In calendar year 1999, he was granted two stock option awards; the first was for 185,000 shares as part of the regular annual grant made in February and the second was for 280,000 shares for the accelerated February 2000 grant as part of the grant at the time of the acquisition of Norrell. In February, he was awarded 15,400 deferred stock units and in July he was granted 47,962 deferred stock units as part of the awards for the acquisition of Norrell.

                                          BY THE COMPENSATION COMMITTEE,

                                          Cinda A. Hallman, Chairperson
                                          Steven S. Elbaum
                                          J. Ian Morrison

                               PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return on the Company's Common Stock for the period beginning January 1, 1995 and ending December 31, 1999, as well as the cumulative total return of the Standard and Poor's 500 stock index and a Peer Group Index, for the same time period. The total cumulative return on investment (change in stock price plus reinvested dividends, if any) for the Company, the Standard and Poor's 500 stock index and the Peer Group Index assumes that a $100 investment was made on January 1, 1995. The Company has not declared any dividends in the period represented in this performance graph.

     The Peer Group Index is comprised of the following publicly traded companies: CDI Corp.; Kelly Services, Inc.; Manpower Inc.; and Robert Half International Inc.

     The data for this performance graph was compiled by the Company from Bloomberg Financial Services. The stock price performance shown on this graph is not necessarily indicative of future price performance of the Company's Common Stock.

                              (PERFORMANCE GRAPH)

                          1/95      6/95        12/95       6/96        12/96       6/97        12/97       6/98      12/98
                          ----   ----------   ---------   ---------   ---------   ---------   ---------   --------   --------
Interim Services Inc.     100     101.52284   141.11675   174.61929   144.16244   180.71066   210.15228   260.9137   189.8477
S&P 500 Composite         100     118.61215   134.06711   146.02086   161.28639   192.72759   211.29836   246.8787   267.6487
Peer Group                100     96.155689   105.18563   144.70659   132.48503   178.36886   180.83832   175.6743   145.6587

                            6/99      12/99
                          --------   --------
Interim Services Inc.     167.5127   201.0152
S&P 500 Composite         298.8895   319.9099
Peer Group                137.2754   138.2485

                    RATIFICATION OF APPOINTMENT OF AUDITORS
                             (ITEM 2 ON PROXY CARD)

     Deloitte & Touche LLP audited the accounts of the Company for fiscal year ended December 31, 1999. Deloitte & Touche LLP has offices or affiliates convenient to most of the Company's operations in the United States and other countries and is considered by the Company to be well qualified. The Board of Directors has appointed such firm as the Company's independent auditors for the fiscal year ending December 29, 2000, and recommends that the stockholders ratify such appointment. Representatives of Deloitte & Touche LLP expect to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

                   ADOPTION OF THE 2000 STOCK INCENTIVE PLAN
                             (ITEM 3 ON PROXY CARD)

     On March 28, 2000 the Company's Board of Directors unanimously adopted, subject to the approval by the Company's stockholders, a resolution to approve the Company's 2000 Stock Incentive Plan (the "2000 Plan"). All shares available for issuance pursuant to specific option grants or grants of other awards under the Company's Amended and Restated 1998 Stock Incentive Plan (the "1998 Plan") will be included in the 2000 Plan. The Company's 1998 Plan was originally adopted by the Board of Directors on March 5, 1998 and approved by the stockholders of the Company on May 7, 1998.

GENERAL TERMS AND CONDITIONS

     The purposes of the 2000 Plan are to provide incentives and reward to those employees largely responsible for the success and growth of the Company and its subsidiary corporations and to assist all such entities in attracting and retaining executives and other key employees with experience and ability; to attract and retain experienced and qualified directors who are not employees of the Company or any subsidiary; and to secure for the Company and its stockholders the benefit of stock ownership in the Company by those employees and directors.

MATERIAL FEATURES OF THE PLAN

     A copy of the 2000 Plan is attached as Exhibit A to this Proxy Statement. The material features of the 2000 Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of Exhibit A. Capitalized terms used but not defined herein shall have the meanings set forth in the 2000 Plan attached as Exhibit A hereto.

SHARES SUBJECT TO THE 2000 PLAN

     The 1998 Plan previously authorized the issuance of 3,700,000 shares of Common Stock, plus an additional 503,108 shares from a predecessor plan (which, as of the time of adoption of the 1998 Plan, had not been reserved for issuance pursuant to specific option grants or grants of other awards under the predecessor plan) for a total of 4,203,108 shares, subject to increase due to the anti-dilution provisions of the 1998 Plan and any Non-Issuance or Stock Exercise (as defined below). As of March 23, 2000, 710,170 shares of Common Stock remained available for issuance under the 1998 Plan.

     In order to make additional awards so that the Company continues to receive the benefits associated therewith, the proposed 2000 Plan authorizes the issuance of 2,000,000 shares of Common Stock in accordance with the 2000 Plan's terms, plus the number of shares remaining available for issuance under the 1998 Plan. Accordingly, the 710,170 shares of Common Stock remaining available for issuance under the 1998

Plan (or the number of shares of Common Stock remaining available upon stockholder approval of the 2000 Plan) would be included in the 2000 Plan.

     Shares of Common Stock not actually issued pursuant to an Award or Director Stock Option (as hereinafter defined) under the 2000 Plan, or an award under any other stock option or benefit plan of the Company for the benefit of employees or Directors which has been approved by the stockholders of the Company (collectively, "Other Company Plans"), due to forfeiture, cancellation, lapse, surrender, payment of withholding taxes or otherwise, are available for future Awards or Director Stock Options under the 2000 Plan (a non-issuance of Common Stock under any plan other than the 2000 Plan, is referred to herein as a "Non-Issuance"). In the event that shares of Common Stock already owned by an optionee are tendered either to exercise a Stock Option, or a stock option granted under any Other Company Plan, or for the payment of withholding taxes under the 2000 Plan or any Other Company Plan (collectively, a "Stock Exercise"), the shares of Common Stock so tendered shall be added to the total number of authorized shares available for issuance under the 2000 Plan, but such shares so added in respect of a stock option granted under any Other Company Plan shall not be available for grants of Incentive Stock Options (as hereinafter defined).

     Shares of Common Stock to be delivered or purchased under the 2000 Plan may be either authorized but unissued Common Stock or treasury shares. Not more than ten percent (10%) of the shares reserved for issuance under the 2000 Plan (subject to the anti-dilution provisions of the 2000 Plan) may be issued in Awards other than Stock Options. All of the remaining shares available for issuance under the 2000 Plan may be issued thereunder in connection with the exercise of options which qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to increases due to either the anti-dilution provisions of the 2000 Plan or any Stock Exercise with respect to Awards or options issued to directors of the Company who are not employees of the company or any subsidiary of the Company ("Outside Directors"). The maximum number of shares of Common Stock with respect to which Stock Options and stock appreciation rights may be granted to any Recipient during any three calendar years is 1,000,000 shares; except that Stock Options and stock appreciation rights issued to a Recipient in lieu of cash compensation due to such Recipient shall not count towards the foregoing limitation.

ELIGIBILITY

     Awards may be granted to (i) employees of the Company and its subsidiaries,
(ii) members of the Boards of Directors of the Company or its subsidiaries,
(iii) persons who have agreed in writing to become an employee of the Company or a subsidiary within thirty (30) days, or (iv) consultants or advisors who have rendered bona fide services to the Company or a subsidiary (not including services in connection with the offer or sale of securities in capital-raising transactions) (collectively, "Recipients"); provided, that Incentive Stock Options may only be granted to employees of the Company or a subsidiary in which the Company owns, directly or indirectly, stock possessing 50% or greater of the total combined voting power of such subsidiary. No member of the Committee (other than an ex-officio member) shall be eligible for grants of Awards under the 2000 Plan by the Committee, although such member may be eligible for grants of Director Stock Options or for Awards which are granted by the Board of Directors.

ADMINISTRATION

     The Plan is administered by the Committee, which shall at all times consist of not less than two Outside Directors each of whom qualifies as an Outside Director under Treasury Regulation Section 1.162-27(e)(3) and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The members of the Committee are appointed by and serve at the pleasure of the Board of Directors of the Company. The Committee has full power and authority to determine which Recipients shall receive Awards, to construe, interpret and administer the 2000 Plan and, to make determinations which shall be final, conclusive and binding upon all persons. The Committee shall impose such conditions upon the grant and exercise of Awards under the 2000 Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations, and from time to time may adopt rules, regulations and policies for carrying out the 2000 Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards. In addition, the Committee may delegate to the Chief Executive Officer of the Company the authority to grant Awards to Recipients who are not subject to Section 16(a) of the Securities Act of 1934, as amended. Notwithstanding the foregoing, the Board of Directors has the authority to determine which Outside Directors shall receive Awards and the terms and conditions of such Awards.

TYPES OF AWARDS

     Awards to Recipients under the 2000 Plan (collectively, "Awards") include shares of Common Stock, restricted shares of Common Stock ("Restricted Shares"), the right to purchase shares of the Company's Common Stock upon exercise of an option granted under the Plan (a "Stock Option"), including a Reload Stock Option (as defined below), stock appreciation rights, and performance shares, performance units and other Awards (other than Stock Options or stock appreciation rights), the payment of which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code ("Target Awards"). The Committee may establish performance goals to be achieved within such performance periods as may be selected by it using such measures of the performance of the Company it may select as a condition to the receipt of the Award.

     In addition to the Awards granted to Recipients, the Committee may grant to each Outside Director serving on the Company's Board of Directors a stock option to purchase up to 5,000 shares of Common Stock for each year of service as an Outside Director (a "Director Stock Option"). Director Stock Options shall contain such terms as the Committee shall determine, provided, however, that such Stock Options shall vest on the first anniversary of the date of grant, shall have a term of ten (10) years and must be exercised prior to the first anniversary of the Outside Director's termination of service as a Director.

     Additionally, in connection with the exercise of a Stock Option, if a Recipient exercises such Stock Option by surrendering other shares of Common Stock (as discussed in "Pricing and Market Value Restrictions" set forth below), the Committee may grant an additional Stock Option for the number of shares of Common Stock so surrendered and also for the number of shares withheld or tendered to satisfy tax withholding requirements (a "Reload Stock Option"). Any Reload Stock Option shall become exercisable upon such terms and conditions as the Committee shall determine, but the exercise price shall not be less than the market value of the shares of Common Stock on the date of the exercise of such prior Stock Option and the term shall not extend beyond the expiration of the prior Stock Option.

     The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it, provided, however, that
(i) an Award of Restricted Shares may not vest in less than three years from the date of grant and (ii) all other Awards may not vest in less than one year from the date of grant (unless such Award was granted in lieu of cash compensation due to the Recipient). The Committee may determine that the vesting of any Award shall be accelerated in the event of a change of control of the Company, as such terms may be defined in the Award agreement. The Committee, or in the case of Awards to Outside Directors, the Board of Directors of the Company, may determine that the receipt of all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, (i) shall be deferred, or (ii) at the election of such Recipient, may be deferred. Deferrals shall be for such periods and upon such terms as the Committee, or in the case of Awards to Outside Directors, the Board of Directors of the Company, may determine. Additionally, the Committee may determine the term of a Stock Option or other Award, provided no Stock Option or other Award may have a term of greater than ten (10) years.

     In addition, the Committee may require a Recipient to refund to the Company the value of an Award realized by a Recipient, if the Recipient accepts employment with a competitor of the Company or a subsidiary of the Company within six (6) months of such realization. In the case of a Stock Option, a Recipient is deemed to realize its value upon the exercise of the Stock Option and its value is an amount equal to the excess of the market value of the shares of Common Stock received as of the date of the exercise over the exercise price paid for such shares. In the case of all other Awards, a Recipient is deemed to realize its value upon the payment (in cash or stock) of the Award and its value is the amount of any cash received plus an amount equal to the market value of the shares of Common Stock received in connection with the Award.

The market value of shares shall be the closing price for the Common Stock on the New York Stock Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date of realization, or if such closing price is not reported on such date, the last reported closing price.

     The Committee and the Board of Directors, respectively, has the power to specify the form of Award contracts and Director Stock Option agreements to be granted from time to time pursuant to and in accordance with the 2000 Plan. No Recipient or Outside Director has any rights as a stockholder of the Company with respect to Awards or Director Stock Options unless and until certificates for shares of Common Stock or Restricted Shares are issued to the Recipient or Outside Director.

     The Company has the right to deduct from all Awards paid in cash the minimum federal, state, local or foreign taxes required by law to be withheld with respect to such Awards, and with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient's salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards payable in shares of Common Stock may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to tender shares of Common Stock, or have the Company withhold shares of the Common Stock to satisfy all or part of such withholding obligations, with the value of such tendered or withheld shares of Common Stock based upon their fair market value on the date the tax withholding is required to be made.

PAYMENT OF TARGET AWARDS

     The payment under any Target Award is contingent upon the attainment of one or more pre-established performance goals established by the Committee in writing within ninety (90) days of the commencement of a performance period designated by the Committee (the "Target Award Performance Period") (or in the case of a newly hired Recipient, before 25% of such Recipient's service for such Target Award Performance Period has elapsed). Such performance goals are based upon one or more of the following performance-based criteria: earnings per share of the Common Stock, the Company's return on net assets, equity, or revenues, or the Company's cash flow, book value, Common Stock performance or price-earnings ratio. The Committee, in its discretion, may cancel or decrease an earned Target Award, but, except as otherwise permitted by the applicable Treasury Regulations promulgated under the Code, may not, under any circumstances, increase such Award. The maximum amount which any Recipient may be paid under a Target Award is $2,000,000 per calendar year. The Committee may, in its discretion, decrease this maximum, but, except as otherwise permitted under the applicable Treasury Regulations, may not, under any circumstances, increase this maximum. Before payments are made under a Target Award, the Committee is required to certify in writing that the performance goals justifying the payment under the Target Award have been met.

PRICING AND MARKET VALUE RESTRICTIONS

     The amounts of certain Awards are based on the market value of a share of Common Stock at a specified point in time. The exercise price per share of Common Stock under each Stock Option granted under the 2000 Plan (including Director Stock Options) may not be less than the closing price for the Common Stock on the New York Stock Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date the Stock Option is granted or if such closing price is not reported on the date of grant, the last reported closing price. The exercise price for each Stock Option remains constant during the life of the option, subject to adjustment pursuant to the anti-dilution provisions of the 2000 Plan. The base value per share of Common Stock covered by an Award in the form of a stock appreciation right may not be less than the market value of one share of Common Stock on the initial day of the performance period for such stock appreciation right. Other than pursuant to the anti-dilution provisions of the 2000 Plan, no Stock Option may be re-priced to a lower price without approval of the stockholders of the Company. On March 23, 2000, the closing price of the Common Stock on The New York Stock Exchange was $ 18.5625 per share.

     Payment for exercise of any Stock Option, including Director Stock Options, may be made (a) in cash, (b) by delivery of Common Stock having a market value equal to the aggregate exercise price, (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate exercise price, or (d) by a cashless exercise upon such terms and conditions as the Committee, in its sole and absolute discretion, shall determine. The Committee may, in its discretion, include within any Stock Option agreement, a provision entitling the Recipient to a Reload Stock Option in the event that shares of Common Stock are surrendered for payment of the exercise price.

EMPLOYMENT

     With respect to Awards granted to Recipients who are employees of the Company or its subsidiaries, the Committee requires that a Recipient must be an employee of the Company or a subsidiary (or must have retired with the approval of the Company or a subsidiary) at the time an Award becomes vested and may provide for the termination of any such outstanding Award if a Recipient ceases to be an employee of the Company or a subsidiary or a Director, and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient as it, in its sole and absolute discretion, deems advisable. Notwithstanding the foregoing, the Committee has the sole power to determine the date of, and the circumstances which shall constitute, a cessation of employment (including whether the spin-off of a subsidiary constitutes a cessation of employment of employees who continue in the employ of the spun-off company) and to determine whether such cessation is the result of retirement, death or any other reason.

     No Award shall be construed as imposing upon the Company or a subsidiary the obligation to continue the employment of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.

ANTI-DILUTION PROTECTION

     In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors of the Company shall make such equitable adjustments with respect to Awards and Director Stock Options or any other provisions of the 2000 Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to the 2000 Plan or the number of shares of Common Stock subject to an outstanding Award or Director Stock Option. In the absence of any of the foregoing transactions, in no event shall Stock Options be repriced to a lower price without approval of the stockholders of the Company and in no event shall Stock Options be cancelled and reissued at a lower price if the reissuance occurs within six (6) months of cancellation. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company may make such arrangements it deems advisable with respect to outstanding Awards or Director Stock Options, which arrangements shall be binding upon Recipients and Outside Director Recipients, including, but not limited to, the substitution of any new Awards or Director Stock Options then outstanding, the assumption of any such Awards or Director Stock Options and the termination of, or payment for, such Awards or Director Stock Options.

ASSIGNABILITY

     No Award or Director Stock Option granted pursuant to the 2000 Plan is transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by or to him or her. Notwithstanding the foregoing, the Committee specifically may designate that a Stock Option (other than an Incentive Stock Option) may be transferred to a family member, a trust established primarily for the benefit of a family member, or to an entity which is a corporation, partnership, or limited liability company (or any other similar entity) the owners of which are primarily the aforementioned persons or trusts. Any such Stock Option so transferred is subject to the provisions of the 2000 Plan concerning the exercisability during such transferor's employment or service as Director.

REGISTRATION

     Each Award and Director Stock Option is subject to the requirement that if at any time the Committee (or in the case of a Director Stock Option, counsel for the Company) shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options or other securities thereby covered, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or Director Stock Option or the purchase of shares thereunder, the Award or Director Stock Option may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its sole discretion, deems unacceptable.

FEDERAL INCOME TAX CONSEQUENCES

     The Company has been advised by its counsel that the federal income tax consequences of the grant and/or exercise of Awards and Director Stock Options under the 2000 Plan are as described below. The following information is not a definitive explanation of the tax consequences of the Awards. Recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the Awards, and the ownership and disposition of any underlying securities.

     COMMON STOCK AWARDS; RESTRICTED SHARES. Under the Code, the federal income tax consequence to the Recipient of an Award of Common Stock or Restricted Shares will depend on the facts and circumstances of each such Award, and, in particular, the nature of the restrictions imposed with respect to the shares of stock which is the subject of such Award. In general, if the shares that are the subject of the Common Stock or Restricted Share Awards are actually issued to the Recipient, are nontransferable and are subject to a "substantial risk of forfeiture," e.g., if the rights to ownership of the shares are conditioned upon the future performance of substantial services by the Recipient, a taxable event occurs only when the substantial risk of forfeiture ceases and not before. So long as the sale of stock at a profit could subject the Recipient to suit under
Section 16(b) of the Securities Exchange Act of 1934, as amended, the shares are considered to be subject to a "substantial risk of forfeiture" and not transferable. At such time as the substantial risk of forfeiture ceases, the Recipient will realize ordinary income to the extent of the excess of the fair market value of the shares of stock on the date the risk of forfeiture terminates over the Recipient's cost of such shares (if any), and the same amount is deductible by the Company as compensation. Under certain circumstances, the Recipient, by making an election under Section 83(b) of the Code, includes in his gross income, at the time of transfer, the excess of the fair market value of the stock over the amount, if any, paid for the stock as of the date the stock has been transferred to the Recipient. If the restrictions, by their nature, do not subject the recipient to a "substantial risk of forfeiture" of the stock, then the Recipient will realize ordinary income equal to the excess, at the time of grant, of the fair market value of the stock over the amount, if any, paid for such stock and the same amount is then deductible by the Company.

     Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or the date of the receipt of the Restricted Shares, if the Recipient elects to be taxed on the fair market value upon such receipt). Dividends received by a Recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the Recipient has elected to be taxed on the fair market value of the Restricted Shares upon receipt, in which case they will thereafter be taxable to the Recipient as dividends and will not be deductible by the Company.

     INCENTIVE STOCK OPTIONS. The 2000 Plan qualifies as an "incentive stock option plan" within the meaning of Section 422 of the Code. Provided that at all times during the period beginning on the date of the granting of the option and ending three months before the date of exercise of such option, the Recipient is an employee of either the Company or a parent or subsidiary corporation, the Recipient who is granted an Incentive Stock Option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the Incentive Stock Option. However, the excess of the fair market value of the Common Stock received upon the exercise of the Incentive Stock Option over the exercise price is included in the

Recipient's alternative minimum taxable income and may be subject to alternative minimum tax ("AMT"). For AMT purposes only, the basis of the Common Stock acquired upon the exercise of the Incentive Stock Option is increased by the amount of such excess ("AMT Basis").

     If the Recipient disposes of the shares purchased pursuant to the Incentive Stock Option more than two years after the date of grant and more than one year after the transfer of the shares to him (the required statutory "holding period"), (a) the Recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the exercise price; and (b) the Company will not be entitled to a deduction with respect to the shares so issued. For AMT purposes, the gain is the difference between the sales price and the AMT Basis. If the holding period requirements are not met (a "disqualifying disposition"), any gain realized upon disposition of the shares will be taxed as ordinary income to the extent of the excess of the lesser of (i) the fair market value of the shares at the time of exercise, or (ii) the amount, if any, realized on the disposition, over the exercise price. The Company will be entitled to a deduction in the year of a disqualifying disposition in an amount equal to the ordinary income recognized by the Recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the shares. For AMT purposes, the gain is the difference between the sales price and the AMT Basis.

     NONQUALIFIED STOCK OPTIONS. The Recipient of a nonqualified stock option under the 2000 Plan (or the Outside Director in the case of a Director Stock Option) will not recognize any income for federal income tax purposes on the grant of the Stock Option. Generally, on the exercise of the Stock Option, the Recipient will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the Recipient. Upon disposition of the shares purchased pursuant to the Stock Option, the Recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis will include the amount previously recognized by the Recipient as ordinary income.

     STOCK APPRECIATION RIGHTS. A Recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the stock appreciation rights. Upon the exercise of a stock appreciation right, for federal income tax purposes the Recipient will recognize ordinary income equal to the cash, or the fair market value of shares of Common Stock, or a combination of both cash and shares, received by the Recipient upon such exercise (which generally shall equal the excess of the market value of the shares of Common Stock covered by the stock appreciation right over the base line exercise value of such shares established on the date of grant). The Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the Recipient. Upon disposition of any shares received, the Recipient will recognize long-term or short-term gain or loss depending upon the period for which he or she has held the shares in an amount equal to the difference between the selling price and the fair market value of the shares on the date of receipt.

     PERFORMANCE SHARES AND PERFORMANCE UNITS. A Recipient of performance shares or performance units will not recognize any income for federal income tax purposes on the date of the grant of the right to receive performance shares or performance units. The Recipient will recognize ordinary income for federal income tax purposes at the time of receipt of cash and/or Common Stock or a combination of both cash and shares, upon satisfaction of the designated performance goals, in an amount equal to: (i) the sum of the amount of cash received plus (ii) fair market value of the shares of Common Stock, if any, received in excess of the amount, if any, paid for by the participant for such performance units or performance shares. The Company will be entitled to a deduction on the date of receipt of the cash or shares, or a combination of both cash and shares, by the Recipient in an amount equal to the ordinary income recognized by the Recipient. Upon disposition of any shares received, the Recipient will recognize long-term or short-term gain or loss depending upon the period for which he or she has held the shares in an amount equal to the difference between the selling price and the fair market value of the shares on the date of receipt.

     TARGET AWARDS. A Recipient of a Target Award will not recognize any income for federal income tax purposes on the date of grant of a Target Award. The Recipient of a Target Award will recognize ordinary income for federal income tax purposes at the time of receipt of any cash or Common Stock, or a combination of both, upon the attainment of one or more pre-established performance goals, in an amount equal to the sum of the amount of cash received plus the fair market value of any shares of Common Stock received, in excess of the amount, if any, paid by the participant for such Target Award. The Company will be entitled to a deduction on the date of receipt of the cash or shares, or a combination of both, by the Recipient in an amount equal to the ordinary income recognized by the Recipient. Section 162(m) of the Code provides that compensation paid to certain highly compensated executives of public companies is not deductible to the extent such compensation paid to any such executive exceeds $1 million per year (the "$1 million deduction limitation"). However, compensation which qualifies as "performance-based compensation" within the meaning of the regulations under Section 162(m) is exempt from the $1 million deduction limitation. Payments under the Target Awards are intended to qualify as "performance-based compensation" so that they will not be subject to the $1 million deduction limit.

AMENDMENTS AND TERMINATION

     The Board of Directors of the Company has the right at any time during the continuance of the 2000 Plan to amend, modify, supplement, suspend or terminate the 2000 Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the stockholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under the 2000 Plan, unless such increase is by reason of any change in capital structure, (ii) change the termination date of the 2000 Plan, or (iii) delete or amend the market value restrictions contained in the 2000 Plan, and provided further, that no amendment, modification or termination of the 2000 Plan shall in any manner affect any previously granted Award or Director Stock Option without the consent of the Recipient or the Outside Director, as the case may be, unless such amendment, modification or termination is by reason of any change in capital structure or unless the same is by merger, consolidation, reorganization, liquidation or similar occurrence.

     Awards and Director Stock Options may be granted at any time prior to May 23, 2010, on which date the 2000 Plan will terminate except as to Awards and Stock Options then outstanding thereunder, which Awards and Stock Options shall remain in effect until they have expired according to their terms or until May 23, 2020, whichever first occurs. No Incentive Stock Option is exercisable later than 10 years following the date it is granted, and no other Award will have a term of more than 10 years.

AWARDS TO BE GRANTED UNDER THE 2000 PLAN

     Set forth in the Proxy Statement under the section entitled "Executive Compensation" is information concerning the type and amount of grants under the 2000 Plan and the Other Company Plans made to eligible employees and Outside Directors of the Company. Pursuant to the 2000 Plan, each Outside Director may receive an annual grant of a Director Stock Option to purchase up to 5,000 shares of Common Stock. The Board of Directors may decide to pay the Outside Director's annual retainer (currently $35,000) by the issuance of Awards of Common Stock. The exact types and amounts of any other Awards to be made by the Committee in the future to any eligible employees or Outside Directors pursuant to the 2000 Plan are not presently determinable. As a result of the discretionary nature of the 2000 Plan, it is not possible to state who the additional Recipients of Awards under the Plan will be, the numbers of Stock Options or other Awards to be received by any person or group, or the benefits or amounts that would have been received by certain persons or groups under the 2000 Plan. In the exercise of its discretion under the 2000 Plan, the Committee may choose to grant other types of Awards under such Plan or may choose to grant no additional Awards under such Plan.

INTEREST IN THE 2000 PLAN

     Because of their status as executive officers or Outside Directors of the Company (and, in some cases, as nominees for election as directors of the Company), and due to their eligibility for the grant of additional Awards under the 2000 Plan, the executive officers and Outside Directors may be considered to have a direct interest in the adoption of the 2000 Plan by the stockholders of the Company. The executive officers of the Company as of December 31, 1999 are listed in the Form 10-K accompanying this Proxy Statement. The Company's Outside Directors are Steven S. Elbaum, William F. Evans, Jerome B. Grossman, Cinda A. Hallman, Guy W. Millner, J. Ian Morrison and A. Michael Victory. Neither the 2000 Plan nor any Award or Director Stock Option granted thereunder confers any right upon a person to continue as a director or executive officer of the Company or interferes in any way with either the right of the Board of Directors or stockholders of the Company to terminate the directorship or employment of a person or the person's right to terminate his or her directorship or employment at any time.

VOTE REQUIRED FOR APPROVAL

     Approval of the 2000 Plan requires the favorable vote of a majority of votes present in person or by proxy at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS "FOR" THIS PROPOSAL

     The Board of Directors believes that the proposed adoption of the 2000 Plan will continue to promote the interests of the Company and its stockholders and enable the Company and its subsidiaries to continue to attract, retain and reward persons important to the Company's success. The 2000 Plan is designed to further align the interests of the plan participants with the interests of the Company's stockholders. As such, the Board of Directors believes that the proposed adoption the 2000 Plan is in the best interests of the Company and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2000 STOCK INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

OTHER INFORMATION

     Information as to certain benefit plans currently in effect or proposed for directors, officers and employees of the Company is set forth in the sections of this proxy statement entitled, "DIRECTORS' COMPENSATION, COMMITTEES AND MEETINGS" and "EXECUTIVE COMPENSATION."

                               NEW PLAN BENEFITS

     Because of the discretionary nature of the 2000 Plan, the exact type and quantity of Awards to be granted to any Director or eligible employees pursuant to the 2000 Plan are not presently determinable.

               ADOPTION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN
                             (ITEM 4 ON PROXY CARD)

     On March 28, 2000 the Company's Board of Directors unanimously adopted, subject to the approval by the Company's stockholders, a resolution to approve the Company's 2000 Employee Stock Purchase Plan (the "2000 Purchase Plan"). The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt a new employee stock purchase plan to become effective July 1, 2000. All shares remaining available for issuance from the Company's 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan") shall be included in the 2000 Purchase Plan. The Board of Directors believes that such a plan would be mutually beneficial to employees as well as the Company and its stockholders because such a plan would enhance the interest of the employees in the continued success of the Company and further align the interests of the employees and stockholders. In addition, the Board of Directors is of the opinion that employee stock purchase plans provide an aid in recruiting highly qualified and talented employees.

     The following is a summary of the material provisions of the 2000 Purchase Plan. This summary is qualified in its entirety by reference to the specific provisions of the 2000 Purchase Plan, the full text of which is attached to this Proxy Statement as Exhibit B. Capitalized terms used but not defined herein shall have the meanings set forth in the 2000 Purchase Plan attached as Exhibit B hereto.

SUMMARY OF THE 2000 PURCHASE PLAN

     COMMON STOCK SUBJECT TO PLAN. The 1997 Purchase Plan previously authorized the issuance of 600,000 shares of Common Stock, subject to increase due to the anti-dilution provisions of the 1997 Purchase Plan. As of March 23, 2000, 247,380 shares of Common Stock remained available for issuance under the 1997 Purchase Plan.

     Shares of common stock delivered under the 2000 Purchase Plan may be treasury shares, authorized but unissued shares, shares purchased on the open market, or any combination thereof. No offering may be made under the 2000 Purchase Plan after July 1, 2005. As of March 23, 2000, the closing price of the Common Stock on the New York Stock Exchange was $18.5625.

     In order to make additional issuances so that the Company continues to receive the benefits associated therewith, the proposed adoption of the 2000 Purchase Plan authorizes the issuance of 1,000,000 shares of Common Stock in accordance with the 2000 Purchase Plan's terms, plus the number of shares remaining available for issuance under the 1997 Purchase Plan. Accordingly, the number of shares available for issuance under the 1997 Purchase Plan on July 1, 2000 would be included in the 2000 Purchase Plan.

     ELIGIBILITY. Any employee who has completed six months of employment with the Company or any of its Subsidiaries prior to the first day of the offering period, during which time he or she has completed at least 500 hours, will be eligible to participate in the 2000 Purchase Plan. A Subsidiary of the Company is any Subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code (the "Code"). Notwithstanding, any employee of a company or an entity which is purchased by or merged into the Company or any of its Subsidiaries shall, with the approval of the Committee, be permitted to participate in the Plan. Participation shall be in accordance with such rules as may be prescribed by the Committee from time to time, which rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of Section 423 of the Code and the regulations promulgated thereunder. An employee of the Company or any of its Subsidiaries who, after the grant of an option to purchase, would hold 5% or more of the total combined voting power or value of the Company or any Subsidiary will not be eligible to participate. In addition, an employee whose customary employment is for less than twenty (20) hours per week or less than five (5) months per year will not be eligible to participate.

     OFFERINGS. The Company will make one or more offerings each year to eligible employees of options to purchase shares of common stock under the Purchase. Each offering period will be for a period of three months and the first offering period will commence July 1, 2000. Each eligible employee as of the effective date of any offering will be entitled to purchase shares of common stock at a purchase price equal to the lower of 85% of the fair market value of common stock on the first trading day of the offering period or 85% of the fair market value of common stock on the last trading day of the offering period.

     PARTICIPATION. An employee eligible on the effective date of any offering may participate in such offering at any time by completing and forwarding a payroll deduction authorization on such form as provided to the Committee to the employee's appropriate payroll location at least 15 days prior to the beginning of an offering period, or otherwise complying with such procedures as the Committee shall determine. The form will authorize a regular payroll deduction from such employee's compensation, or such other form of payment as authorized by the Committee, effective for the first payroll period of the offering period which begins no earlier than 15 days from the date on which the authorization was received from the employee. An eligible employee who elects to participate with respect to an offering shall be deemed to have elected to participate in each subsequent offering, unless such eligible employee files a new payroll deduction form, or complies with such procedures, as determined by the Committee. All participating employees shall have the same rights and privileges under the Plan except that the amount of stock a participating employee may purchase shall bear a uniform relationship to compensation. Notwithstanding the foregoing, in the event an active employee who has purchased Company stock under the Plan sells or transfers one or more shares of such stock within a two-year period of such purchase, such employee shall not be permitted to participate in either of the next two successive offerings under the Plan following the date of such sale or transfer. Any sale or transfer described in the preceding sentence shall not affect the employee's participation in the Plan for the remainder of the offering period in which such sale takes place. No participant in the 2000 Purchase Plan will be permitted to purchase common stock under the 2000 Purchase Plan and all other stock purchase plans of the Company and its Subsidiaries at a rate that exceeds $25,000 of the fair market value of such shares (determined as of the date of grant of such right) for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

     A participant will have none of the rights or privileges of a stockholder of the Company (including the right to receive dividends) until the shares purchased under the 2000 Purchase Plan have been appropriately evidenced on the books of the Company or its agent.

     DEDUCTIONS. The Company shall maintain payroll deduction accounts for all participating employees. Such accounts will be solely for bookkeeping purposes. No separate fund, trust or other segregation of such amounts will be established or made. Unless otherwise required by law, no interest will accrue on amounts held in such accounts under the Plan. With respect to any offering made under the Plan, a participating employee may authorize a payroll deduction of either:
(a) whole percentages of the compensation such employee receives during the offering period (or during such portion thereof in which the employee may elect to participate); or (b) a fixed amount, as the employee shall determine; up to a maximum of 15% of compensation. The Committee may require a minimum payroll deduction for participation in any offering consistent with the requirements of
Section 423 of the Code.

     DEDUCTION CHANGES. A participating employee may increase or decrease such employee's payroll deduction by filing a new payroll deduction authorization form or complying with such procedures as the Committee may establish at least 15 days prior to the beginning of an offering period. The change shall become effective at the beginning of the next offering period after receipt of the employee's authorization. Notwithstanding the foregoing, a participating employee may elect to cease payroll deductions at any time during an offering period, in which case such change shall be effective as of the next pay period beginning after receipt of the employee's authorization. If a participating employee ceases his or her payroll deductions, the Committee may, in its discretion, either declare his or her participation to have terminated and authorize distribution or permit the employee to have his or her cash remain credited under the Plan and apply such cash to the purchase of stock at the end of the offering period in which such cessation occurs.

     EMPLOYEE ACCOUNTS AND CERTIFICATES. Upon purchase of one or more full shares by a participating employee pursuant the 2000 Purchase Plan, the Company or its agent shall establish a book entry account in the name of the employee to reflect the share(s) purchased at that time. Certificates shall be issued only on request, on termination of participation in the 2000 Purchase Plan, or when necessary to comply with transaction requirements outside the United States. In the event a participating employee terminates his or her account, any remaining cash credited to the account will be paid to such employee.

     REGISTRATION OF SHARES. Shares may be registered only in the name of the participating employee, or, if such employee so indicates on the employee's payroll deduction authorization form, in the participating employee's name jointly with a member of such employee's family, with right of survivorship. A participating employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have shares registered in such employee's name as tenant in common or as community property with a member of such employee's family, without right of survivorship.

     RIGHTS AS A STOCKHOLDER. None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased under the 2000 Purchase Plan unless and until such shares shall have been appropriately evidenced on the books of the Company or its agent.

     TERMINATION OF PARTICIPATION. In the event of a participating employee's retirement, death, or termination of employment, such employee shall be ineligible to continue to participate in the Plan, and the participating employee's option to purchase shares will automatically be cancelled. No payroll deduction shall be taken from any pay due and owing to the employee after the pay period during which the employee became ineligible. Upon any such termination of participation, or in the event a participating employee's participation is declared terminated because the employee has ceased payroll deductions, certificates representing the shares credited to the terminating employee's account, and any remaining cash credited to such account, shall be transferred to such employee, or to his or her beneficiary if the employee has died.

     ADMINISTRATION. The 2000 Purchase Plan will be administered by a Committee as selected by the Board of Directors of the Company. The Committee will consist of at least three persons from members of senior management, the Board of Directors, or a combination thereof. The Committee shall have authority to make rules and regulations for the administration of the Plan; its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Committee will be liable for any action or determination made in good faith. The Committee may delegate its administrative responsibilities pursuant to this Plan to officers or employees of the Company.

     AMENDMENT AND TERMINATION. The Board of Directors may terminate the 2000 Purchase Plan at any time or make any amendment it deems advisable except that without the approval of a majority of stockholders, no amendment shall be made
(i) increasing the number of shares approved for the 2000 Purchase Plan, (ii) decreasing the purchase price per share, or (iii) withdrawing the administration of the 2000 Purchase Plan from a Committee consisting of persons not eligible to participate in the 2000 Purchase Plan.

     ADJUSTMENTS. In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to shares available for purchase under the 2000 Purchase Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares approved for the 2000 Purchase Plan or the number of shares available for purchase during an offering period. If the Company shall become a party to any corporate transaction including but not limited to a merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company may make such adjustments as it deems advisable with respect to the 2000 Purchase Plan, including, but not limited to, an adjustment to the number of shares approved for the 2000 Purchase Plan, the number of shares subject to an option, the option price and any other such adjustments as deemed equitable and appropriate by the Board of Directors.

     TRANSFERABILITY. A participant's rights under the 2000 Purchase Plan are exercisable, during his or her lifetime, only by such participant. Rights under the Plan may not be assigned, transferred, pledged or disposed of in any way by a participating employee other than by will or the laws of descent and distribution.

     NON-U.S. EMPLOYEES. Notwithstanding anything in the Plan to the contrary, with respect to any Subsidiary that employs employees who reside outside of the United States, the Committee may in its sole discretion amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

     NO RIGHT TO EMPLOYMENT. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any eligible employee at any time, nor confer upon any eligible employee any right to continue in the employ of the Company or any Subsidiary.

     TAX WITHHOLDING. Notwithstanding any provision of this Plan to the contrary, the Committee in its sole discretion may establish such methods or procedures as it deems appropriate in order to withhold any taxes or other amounts as may be required under any applicable federal, state, non-U.S. or local laws.

     OTHER BENEFIT AND COMPENSATION PROGRAMS. Unless otherwise specifically determined by the Committee, shares received under the Plan will not be deemed a part of an eligible employee's regular, recurring compensation for purposes of calculating payments or benefits from any company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate.

     SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure the benefit of the successors and permitted assigns of the Company and the eligible employees.

     GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by an construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Company has been advised that under current law the federal income tax consequences to participants and the Company of options granted under the 2000 Purchase Plan would generally be as set forth in the following summary. This summary is not a complete analysis of all potential tax consequences relevant to participants and the Company and does not describe tax consequences based on particular circumstances. For these reasons, participants should consult with a tax advisor as to any specific questions regarding the tax consequences of participation in the 2000 Purchase Plan.

     It is intended that the option to purchase shares of common stock granted under the 2000 Purchase Plan will constitute an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. If shares are purchased under the 2000 Purchase Plan, and no disposition of these shares is made within two years of the date of grant of the option, or within one year after the purchase of the shares, then no income will be realized by the employee at the time of the transfer of the shares to such employee. When an employee sells or otherwise disposes of the shares, or in the event of his death (whenever occurring) while owning such shares, there will be included in his or her gross income, as compensation, an amount equal to the lesser of: (i) the amount by which the fair market value of the shares on the first trading day of the offering period exceeds the purchase price for the shares, or (ii) the amount by which the fair market value at the time of disposition or death exceeds the purchase price per share. Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such shares.

     No deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option to purchase shares under the 2000 Purchase Plan, provided there is no disposition of shares by a participant within either the two-year or the one-year periods referred to above. If an employee disposes of the shares within either the two-year or the one-year periods referred to above, he or she will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option, and the Company will be entitled to a deduction in the same amount. Any difference between the amount received upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

VOTE REQUIRED FOR APPROVAL

     Approval of the 2000 Purchase Plan requires the favorable vote of a majority of votes present in person or by proxy at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS "FOR" THIS PROPOSAL

     The Board of Directors believes that the proposed adoption of the 2000 Purchase Plan will continue to promote the interests of the Company and its stockholders and enable the Company and its subsidiaries to continue to attract, retain and reward persons important to the Company's success. The 2000 Purchase Plan is designed to further align the interests of the plan participants with the interests of the Company's stockholders. As such, the Board of Directors believes that the proposed adoption of the 2000 Purchase Plan is in the best interests of the Company and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

                               NEW PLAN BENEFITS

     Participation in the 2000 Purchase Plan is voluntary and each eligible employee will make his or her own election whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the 2000 Purchase Plan.

                STOCKHOLDER PROPOSAL TO DECLASSIFY THE COMPANY'S
                               BOARD OF DIRECTORS
                             (ITEM 5 ON PROXY CARD)

     The Company has been notified that a stockholder of the Company, The New York City Police Department Pension Fund, intends to present the following proposal (the "Proposal") for consideration at the Annual Meeting. The New York City Police Department Pension Fund's address and stock ownership will be furnished to stockholders upon request to the Company's Investor Relations Director listed on the last page of this Proxy Statement.

     "REPEAL CLASSIFIED BOARD

     BE IT RESOLVED, that the stockholders of Interim Services Inc. request that the Board of Directors take the necessary steps to declassify the Board of Directors and establish annual elections of directors, whereby directors would be elected annually and not by classes. This policy would take effect immediately, and be applicable to the reelection of any incumbent director whose term, under the current classified system, subsequently expires.

                              SUPPORTING STATEMENT

     We believe that the ability to elect directors is the single most important use of the stockholder franchise. Accordingly, directors should be accountable to stockholders on an annual basis. The election of directors by classes, for three-year terms, in our opinion, minimizes accountability and precludes the full exercise of the rights of the stockholders to approve or disapprove annually the performance of a director or directors.

     In addition, since only one-third of the board of directors is elected annually, we believe that classified boards could frustrate, to the detriment of long-term stockholder interest, the efforts of a bidder to acquire control or a challenger to engage successfully in a proxy contest.

     We urge your support for the proposal to repeal the classified board and establish that all directors be elected annually."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE PROPOSAL FOR THE FOLLOWING REASONS:

     The Company firmly believes that a classified Board has been, and continues to be, in the best interests of the Company and its stockholders. Having directors who serve three-year, rather than one-year terms enhances continuity, long-term business strategy and policy and stability in management of the Company's affairs. This system generally assures that, at any given time, at least two-thirds of the directors will have at least one year of prior experience and familiarity with the business and affairs of the Company.

     In the statement in support of the Proposal, the proponent suggests that staggered terms lessen the directors' accountability to the stockholders. The Board disagrees. The entire Board may be removed at any time by the affirmative vote of the holders of two-thirds or more of the outstanding shares of each class of stock entitled to elect one or more directors at a meeting of the stockholders called for such purpose. In addition, directors have fiduciary duties that do not depend on how often they are elected. The Board believes that these factors provide an effective balance between accountability and the need for stability and experience on the Board.

     These board structures were established to make it more difficult and time-consuming to change majority control of the Board. Deterring such change in control reduces the vulnerability of the Company to an unsolicited takeover that does not contemplate the acquisition of all the Company's outstanding shares or an unsolicited proposal for the restructuring or sale of all or part of the Company. Such proposals are not in the best interest of the Company and its stockholders because they do not (1) permit the Board to negotiate with a potential acquiror from the strongest practical position, (2) give the Board enough time and ability to evaluate the proposal, study the alternatives or negotiate the best result for all stockholders, or (3) ensure that stockholder value is maximized. In addition, a classified board facilitates the ability of the Company attracting and retaining qualified Board members and hiring and retaining qualified management personnel by increasing the likelihood of a stable employment environment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE PROPOSAL AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain of the Company's officers, directors and persons who own beneficially more than ten percent of the Company's Common Stock to file with the Commission and the New York Stock Exchange initial reports of beneficial ownership of the Common Stock on Form 3 and reports of changes in beneficial ownership of the Common Stock on Form 4 or Form 5. Such persons are also required to furnish the Company with copies of all such reports filed. Based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1999 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1999 and written representations from or on behalf of certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to such persons were timely satisfied with the exception of the following: Executive Officer Roy G. Krause filed one late report on Form 4 which involved two transactions; Executive Officer Robert E. Livonius filed one late report on Form 4 which involved two transactions; Former Executive Officer Janet S. Wahby filed one late report on Form 4 which involved one transaction; and the Company's Investor Relations Director Tabitha Zane filed one late report on Form 3.

                             STOCKHOLDER PROPOSALS

     Recommendations to the Nominating Committee for nominees to be elected to the Board of Directors and proposals of stockholders intended to be presented at the next Annual Meeting scheduled to be held in May or June, 2001, must be submitted in writing to the Secretary of Interim Services Inc., 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. Stockholder recommendations and proposals must be received by the Secretary no later than December 11, 2000, in order to be included in next year's Proxy Statement and Proxy Card.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which will be presented at the meeting, but if other matters do properly come before the meeting it is intended that the persons named in the proxy will vote in their discretion.

     The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1999 (the "Annual Report"), and the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "Form 10-K") are being mailed concurrently with this Proxy Statement to all stockholders of record as of March 27, 2000, except for accounts where the stockholder had filed a written request to eliminate duplicate reports. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report and the Form 10-K so that such record holders could supply such material to beneficial owners as of March 27, 2000. AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT AND THE FORM 10-K WILL BE AVAILABLE WITHOUT CHARGE, UPON WRITTEN REQUEST TO:

Tabitha Zane
Investor Relations Director
Interim Services Inc.
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Lisa G. Iglesias

                                          Secretary

April 10, 2000

                                                                       EXHIBIT A
                             INTERIM SERVICES INC.
                           2000 STOCK INCENTIVE PLAN

1. Purposes.

     The purposes of this Interim Services Inc. 2000 Stock Incentive Plan are to provide incentives and rewards to those employees largely responsible for the success and growth of Interim Services Inc. and its Subsidiary corporations, and to assist all such entities in attracting and retaining executives and other key employees with experience and ability; to attract and retain experienced and qualified directors who are not employees of the Company or any Subsidiary; and to secure for the Company and its stockholders the benefit of stock ownership in the Company by those employees and directors.

2. Definitions.

     (a) "Award" means one or more of the following: shares of Common Stock, Restricted Shares, Stock Options (including Reload Stock Options), Stock Appreciation Rights, Performance Shares, Performance Units or Target Awards (but shall not mean a Director Stock Option).

     (b) "Board of Directors" means the Board of Directors of the Company.

     (c) "Common Stock" means the Common Stock, $0.01 par value, of the Company.

     (d) "Company" means Interim Services Inc., a Delaware corporation.

     (e) "Director" means a member of the Board of Directors of the Company or a member of the Board of Directors of any Subsidiary.

     (f) "Director Stock Option" means a Stock Option granted pursuant to
Section 11.

     (g) "Incentive Stock Option" means a Stock Option which meets all of the requirements of an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code.

     (h) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     (i) "Outside Director" means a Director who is not an employee of the Company or a Subsidiary.

     (j) "Outside Director Recipient" means an Outside Director who has been granted a Director Stock Option.

     (k) "Performance Period" means that period of time specified by the Committee during which a Recipient must satisfy any designated performance goals in order to receive an Award.

     (l) "Performance Share" means the right to receive, upon satisfying designated performance goals for a Performance Period, shares of Common Stock.

     (m) "Performance Unit" means the right to receive, upon satisfying designated performance goals within a Performance Period, Performance Shares, cash, or a combination of cash and Performance Shares, based upon the market value of shares of Common Stock covered by such Performance Shares at the close of the Performance Period.

     (n) "Plan" means this Interim Services Inc. 2000 Stock Incentive Plan, as the same may be amended from time to time.

     (o) "Recipient" means someone who has been granted an Award under the Plan and is either (i) an employee of the Company or a Subsidiary, (ii) a Director,
(iii) a person who has agreed in writing to become an employee of the Company or a Subsidiary within thirty (30) days, or (iv) a consultant or advisor who has rendered bona fide services to the Company or a Subsidiary not in connection with the offer or sale of securities in a capital-raising transaction.

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

     (p) "Reload Stock Option" means an additional Stock Option granted in connection with the grant of a Stock Option entitling the Recipient to such additional Stock Option in the event the Recipient exercises such prior Stock Option by surrendering other shares of Common Stock in accordance with Section
12. Any such Reload Stock Option shall be for the number of shares of Common Stock surrendered but may also include the number of shares tendered or withheld for taxes in accordance with Section 18, shall become exercisable upon such terms and conditions as the Committee shall determine, but (i) the purchase price shall not be less than the market value of the shares of Common Stock on the date of exercise of such prior Stock Option, and (ii) the term shall not extend beyond the expiration of the prior Stock Option.

     (q) "Restricted Share" means a share of Common Stock issued to a Recipient hereunder subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.

     (r) "Stock Appreciation Right" means the right to receive, upon exercise of a Stock Appreciation Right granted under the Plan, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the market value of the shares of Common Stock covered by such Stock Appreciation Right on the date of exercise over the base line exercise value established on the initial day of a Performance Period for such Stock Appreciation Right.

     (s) "Stock Option" means the right to purchase shares of the Company's Common Stock upon exercise of an option granted under the Plan, including a Director Stock Option.

     (t) "Subsidiary" means a subsidiary of the Company controlled directly or indirectly by the Company within the meaning of Rule 405 promulgated under the Securities Act of 1933, as amended, and such subsidiaries divisions, departments, and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.

     (u) "Target Award" means an Award, other than a Stock Option or Stock Appreciation Right, the payment under which is intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code and the regulations thereunder.

     (v) "Target Award Performance Period" means the performance period over which a Target Award is earned.

3. Administration of the Plan.

     (a) The Plan shall be administered by a Compensation Committee (the "Committee") consisting of not less than two (2) Outside Directors of the Company each of whom qualifies as an "Outside Director" under Treasury Regulation Section 1.162-27(e)(3) and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee. All references herein to the Committee shall be deemed to mean any successor to the Committee, however designated, or the Board of Directors, if the Board of Directors has not appointed a Committee.

     (b) Subject to the powers herein specifically reserved to the Board of Directors, the Committee shall have full power and authority to determine which Recipients shall receive Awards, to construe, interpret and administer the Plan and, subject to the other provisions of the Plan, to make determinations which shall be final, conclusive and binding upon all persons including, without limitation, the Company, the stockholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Awards which may be granted under the Plan. The Committee shall impose such additional conditions upon the grant and exercise of Awards under the Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt such rules and regulations for the carrying out the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards. Notwithstanding the foregoing, the Board of
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

Directors shall have authority to determine which Directors shall receive Awards and the terms and conditions of such Awards. In addition, the Committee may delegate to the Chief Executive Officer of the Company the authority to grant Awards to Recipients who are not subject to Section 16(a) of the Securities Act of 1933, as amended.

     (c) The payment under any Target Award shall be contingent upon the attainment of one or more pre-established performance goals established by the Committee in writing within ninety (90) days of the commencement of the Target Award Performance Period (or in the case of a newly hired Recipient, before 25% of such Recipient's service for such Target Award Performance Period has elapsed). Such performance goals will be based upon one or more of the following performance-based criteria: earnings per share of the Common Stock, the Company's return on net assets, equity, or revenues, or the Company's cash flow, book value, Common Stock performance or price-earnings ratio. The Committee, in its discretion, may cancel or decrease an earned Target Award, but, except as otherwise permitted by Treasury Regulation Section 1.162-27(e)(2)(iii)(C), may not, under any circumstances, increase such award. The maximum amount which any Recipient may be paid under a Target Award is $2,000,000 per calendar year. The Committee may, in its discretion, decrease this maximum, but, except as otherwise permitted under Treasury Regulation Section 1.162-27(e)(2)(iii)(C), may not, under any circumstances, increase this maximum. Before payments are made under a Target Award, the Committee shall certify in writing that the performance goals justifying the payment under Target Award have been met.

4. Eligibility.

     Awards may be granted to any Recipient; provided, that Incentive Stock Options may only be granted to employees of the Company or a Subsidiary in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of such Subsidiary (or such other level of stock ownership as may from time to time be set forth in Section 424(c) of the Internal Revenue Code). No member of the Committee (other than an ex officio member) shall be eligible for grants of Awards under the Plan by the Committee, although such member may be eligible for grants of Director Stock Options or for Awards granted by the Board of Directors.

5. Stock Subject to the Plan.

     (a) The total number of shares of Common Stock issuable under this Plan may not exceed an aggregate of [2,000,000 shares plus the number of shares available under the 1998 Amended and Restated Stock Incentive Plan as of May 23, 2000], subject to adjustment pursuant to Section 16 pertaining to a change in capital structure, and subject to increase as provided in Sections 5(d) and 5(e). Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares. All of such shares may be issued or issuable under this Plan in connection with the exercise of Incentive Stock Options, provided that not more than [2,000,000 shares plus the number of shares available under the 1998 Amended and Restated Stock Incentive Plan as of May 23, 2000] may used to grant Incentive Stock Options subject to adjustment pursuant to Section 16 pertaining to a change in capital structure, and subject to increase as provided in Section 5(e).

     (b) Not more than 10% of the [2,000,000 shares plus the number of shares available under the 1998 Amended and Restated Stock Incentive Plan as of May 23, 2000] reserved for issuance under the Plan (subject to adjustment pursuant to Section 16 pertaining to a change in capital structure) may be issued in Awards other than Stock Options.

     (c) Shares of Common Stock reserved for issuance pursuant to previously granted Awards or Director Stock Options which are not actually issued pursuant to such Award or Director Stock Option pursuant to this Plan (due to forfeiture, cancellation, lapse, surrender, payment of withholding taxes or otherwise) shall be available for future Awards or Director Stock Options.

     (d) Shares of Common Stock reserved for issuance pursuant to previously granted stock options under any other plan of the Company for the benefit of employees or Directors which has been approved by the stockholders of the Company, and which are not actually issued pursuant to such stock option (due to


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

forfeiture, cancellation, lapse, surrender, payment of withholding taxes or otherwise) shall be available for future Awards or Director Stock Options.

     (e) In the event that (i) a Stock Option (or a stock option granted under any other stock option plan of the Company for the benefit of employees or Directors which has been approved by the stockholders of the Company) is exercised by tendering shares of Common Stock already owned, or (ii) shares of Common Stock already owned are tendered to satisfy tax withholding requirements, the shares of Common Stock so tendered shall be added to the total number of authorized shares hereunder, but such shares so added in respect of a stock option granted under another plan of the Company shall not be available for grants of Incentive Stock Options.

     (f) The maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to any Recipient during any three (3) calendar years is 1,000,000 shares except that Stock Options and Stock Appreciation Rights issued to a Recipient in lieu of cash compensation due to such Recipient shall not count towards the foregoing limitation.

6. Awards.

     (a) Awards under the Plan may include shares of Common Stock, Restricted Shares, Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units and Target Awards.

     (b) The Committee may establish performance goals to be achieved within such Performance Periods as may be selected by it using such measures of the performance of the Company it may select as a condition to the receipt of the Award.

7. Vesting Requirements and Other Contingencies.

     The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it, except that (i) an award of Restricted Shares shall not vest prior to the expiration of three (3) years from the date of grant and (ii) all other Awards may not vest in less than one year from the date of grant (unless such Award was granted to a Recipient in lieu of cash compensation due to such Recipient). However, the Committee may accelerate the vesting of any Award upon a "Change of Control of the Company" as such term may be defined in the Award agreement. In addition, the Committee may require a Recipient to refund to the Company the value of an Award realized by a Recipient, if the Recipient accepts employment with a competitor of the Company or a subsidiary of the Company within six (6) months of such realization. In the case of a Stock Option, a Recipient shall be deemed to realize its value upon the exercise of the Stock Option and its value shall be an amount equal to the excess of the market value of the shares of Common Stock received as of the date of the exercise over the exercise price paid for such shares. In the case of all other Awards, a Recipient shall be deemed to realize their value upon the payment (in cash or stock) of the Award and its value shall be the amount of any cash received plus an amount equal to the market value of the shares of Common Stock received in connection with the Award. The market value of shares shall be the closing price for the Common Stock on the New York Stock Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date of realization, or if such closing price is not reported on such date, the last reported closing price.

8. Deferred Payment.

     The Committee, or in the case of Awards to Outside Directors, the Board of Directors, may determine that the receipt of all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, (i) shall be deferred, or (ii) at the election of such Recipient, may be deferred. Deferrals shall be for such periods and upon such terms as the Committee, or in the case of Awards to Outside Directors, the Board of Directors, may determine.

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

9. Continuation of Employment.

     With respect to Awards granted to employees, the Committee shall require that (a) Awards may only be granted to Recipients, and (b) a Recipient must be an employee of the Company or a Subsidiary (or must have retired with the approval of the Company or a Subsidiary) at the time an Award becomes vested. Notwithstanding the foregoing, the Committee shall have the sole power to determine the date of and the circumstances which shall constitute a cessation of employment (including whether the spin-off of a Subsidiary constitutes a cessation of employment of employees who continue in the employ of Subsidiary subject to such spin-off) and to determine whether such cessation is the result of retirement, death or any other reason. The Committee may provide for the termination of any such outstanding Award if a Recipient ceases to be an employee of the Company or a Subsidiary or a Director and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient as it, in its sole and absolute discretion, deems advisable.

10. Employment Status.

     No Award shall be construed as imposing upon the Company or a Subsidiary the obligation to continue the employment of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.

11. Director Stock Options.

     The Committee may grant to each Outside Director serving on the Company's Board of Directors a stock option to purchase up to 5,000 shares of Common Stock for each year of service as an Outside Director (a "Director Stock Option"). Director Stock Options shall contain such terms as the Committee shall determine; provided, however, that such Stock Options shall vest on the first anniversary of the date of grant, shall have a term of ten (10) years and must be exercised prior to the first anniversary of the Outside Director's termination of service as a Director.

12. Stock Option Price.

     The purchase price per share of Common Stock under each Stock Option shall not be less than the closing price for the Common Stock on the New York Stock Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date the Stock Option or Incentive Stock Option is granted or if such closing price is not reported on the date of grant, the last reported closing price. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price, or (d) by a cashless exercise upon such terms and conditions as the Committee, in its sole and absolute discretion, shall determine. The Committee may, in its discretion, include within any Stock Option agreement, a Reload Stock Option provision.

13. Stock Appreciation Right Value.

     The base line exercise value per share of Common Stock covered by an Award in the form of a Stock Appreciation Right shall be not less than the market value of one share of Common Stock on the initial day of a Performance Period for such Stock Appreciation Right.

14. Registration of Stock.

     Each Award and each Director Stock Option shall be subject to the requirement that if at any time the Committee (or, in the case of a Director Stock Option, counsel for the Company) shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, or other securities thereby covered or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or Stock Option or the purchase of shares thereunder, the Award or Stock Option may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its sole discretion, deems unacceptable.

15. Assignability.

     No Award or Director Stock Option shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by him or her. Notwithstanding the forgoing, the Committee may permit a Recipient of a Stock Option (other than an Incentive Stock Option) or an Outside Director Recipient, to transfer such Stock Option to any one or more of the following: such Recipient's or Outside Director Recipient's family member, a trust established primarily for the benefit of a family member, or to an entity which is a corporation, partnership, or limited liability company (or any other similar entity) the owners of which are primarily the aforementioned persons or trusts. Any such Stock Option so transferred shall be subject to the provisions of Section 9 or 11 as the case may be, concerning the exercisability during such transferor's employment or service as a Director.

16. Dilution or Other Adjustments.

     In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to Awards and Director Stock Options or any other provisions of this Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to the Plan or the number of shares of Common Stock subject to an outstanding Award or Director Stock Option. In the absence of any of the foregoing transactions, in no event shall Stock Options be re-priced to a lower price without approval of the stockholders of the Company and in no event shall Stock Options be cancelled and reissued at a lower price if the reissuance occurs within six (6) months of cancellation.

17. Merger, Consolidation, Reorganization, Liquidation, Etc.

     The Board of Directors may make such arrangements it deems advisable with respect to outstanding Awards or Director Stock Options in connection with any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, which arrangements shall be binding upon Recipients of outstanding Awards and all Outside Director Recipients, including, but not limited to, the substitution of any new Awards or Director Stock Options then outstanding, the assumption of any such Awards or Director Stock Options and the termination of or payment for such Awards or Director Stock Options.

18. Withholding Taxes.

     The Company shall have the right to deduct from all Awards paid hereunder in cash the minimum federal, state, local or foreign taxes required by law to be withheld with respect to such Awards and, with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient's salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards payable in shares of Common Stock may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to tender shares of Common Stock to the Company, or have the Company withhold shares of Common Stock, to satisfy all or part of any such withholding obligations, with the value of such tendered or withheld shares of Common Stock based upon their fair market value on the date the tax withholding is required to be made.

19. Costs and Expenses.

     The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Recipient or Outside Director Recipient.

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

20. Funding the Plan.

     The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

21. Award Contracts and Stock Option Agreements.

     The Committee shall have the power to specify the form of Award contracts to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such contracts shall be final, conclusive and binding upon the Company, the stockholders of the Company and the Recipients. The Board of Directors shall have the power to specify the form of Director Stock Option agreements to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such agreements shall be final, conclusive and binding upon the Company, the stockholders of the Company and the Outside Director Recipients. No Recipient or Outside Director Recipient shall have any rights as a holder of Common Stock with respect to Awards or Director Stock Options hereunder unless and until certificates for shares of Common Stock or Restricted Shares are issued to the Recipient or to the Outside Director Recipient.

22. Guidelines.

     The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines from time to time as the Board deems necessary.

23. Amendment and Discontinuance.

     The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the stockholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 16 hereof, (ii) change the termination date of the Plan provided in Section 24, or (iii) delete or amend the market value restrictions contained in Sections 12 and 13 hereof, and provided further, that no amendment, modification or termination of the Plan shall in any manner affect any Award or Director Stock Option of any kind theretofore granted under the Plan without the consent of the Recipient of the Award or the Outside Director Recipient, as the case may be, unless such amendment, modification or termination is by reason of any change in capital structure referred to in Section 16 hereof or unless the same is by reason of the matters referred to in Section 17 hereof.

24. Termination.

     The Committee may grant Awards and Director Stock Options at any time prior to May 23, 2010, on which date this Plan will terminate except as to Awards and Stock Options then outstanding hereunder, which Awards and Director Stock Options shall remain in effect until they have expired according to their terms or until May 23, 2020, whichever first occurs. No Stock Option shall be exercisable later than ten (10) years following the date it is granted and no other Award shall have a term of more than ten (10) years.

25. Approval.

     The 2000 Stock Incentive Plan was adopted by the Board of Directors on March 28, 2000. The Plan shall take effect upon due approval of the stockholders of the Company.

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

                                                                       EXHIBIT B

                             INTERIM SERVICES INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

     The purpose of the Interim Services Inc. 2000 Employee Stock Purchase Plan (the "Plan") is to provide employees a continued opportunity to purchase stock of Interim Services through annual offerings to be made during the five-year period commencing July 1, 2000. [1,000,000 plus the number of shares available under the 1997 Employee Stock Purchase Plan as of July 1, 2000] of Interim Services stock in the aggregate have been approved for this purpose. The shares which may be used under the Plan include treasury shares, authorized but unissued shares, shares purchased on the open market, or any combination thereof.

     1. Administration. The Plan shall be administered by the Committee. The Committee shall have authority to make rules and regulations for the administration of the Plan; its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Committee will be liable for any action or determination made in good faith. The Committee may delegate its administrative responsibilities pursuant to this Plan to officers or employees of Interim Services.

     2. Eligibility. Except as provided below, any employee of Interim Services or its Subsidiaries shall be eligible to participate in the Plan if he or she has been employed by the Company or its Subsidiaries for the six months preceding the offering, during which time he or she has completed at least 500 hours. Notwithstanding, any employee of a company or an entity which is purchased by or merged into Interim Services or any of its Subsidiaries shall, with the approval of the Committee, be permitted to participate in the Plan. Participation shall be in accordance with such rules as may be prescribed by the Committee from time to time, which rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of Section 423 of the Internal Revenue Code and the regulations promulgated thereunder. No employee may participate in an offering if such employee, immediately after the commencement of such offering, owns 5% or more of the total combined voting power or value of the stock of Interim Services or any Subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee. No employee whose customary employment is for less than five (5) months per year or less than twenty (20) hours per week may participate.

     3. Offerings. Interim Services shall make one or more offerings each year to participating employees to purchase Interim Services stock under the Plan. Each offering period shall be 3 months in duration with the first offering period to commence July 1, 2000. During an offering period the amounts received as Compensation by a participating employee shall constitute the measure of such employee's participation in the offering as is based on Compensation. The participation of an eligible employee in one offering does not guarantee participation in subsequent offerings.

     4. Participation. The Plan is a discretionary Plan and participation is voluntary. An employee eligible on the effective date of any offering may participate in such offering at any time by completing and forwarding a payroll deduction authorization form, or complying with such other procedures as determined by the Committee, at least 15 days prior to the beginning of an offering period. The first payroll deduction or other payment authorized by the Committee will begin no earlier than 15 days after the date on which the authorization was received. All participating employees shall have the same rights and privileges under the Plan except that the amount of stock a participating employee may purchase shall bear a uniform relationship to Compensation pursuant to Section 5. Notwithstanding the foregoing, in the event an active employee who has purchased Interim Services stock under the Plan sells or transfers one or more shares of such stock within a two-year period of such purchase, such employee shall not be permitted to participate in either of the next two successive offerings under the Plan following the date of such sale or transfer. Any sale or transfer described in the preceding sentence shall not affect the employee's participation in the Plan for the remainder of the offering period in which such sale takes place.

     5. Deductions. Interim Services shall maintain payroll deduction accounts for all participating employees. Such accounts will be solely for bookkeeping purposes. No separate fund, trust or other segregation of such amounts will be established or made. Unless otherwise required by law, no interest will accrue on amounts held in such accounts under the Plan. With respect to any offering made under the Plan, a participating employee may authorize a payroll deduction of either: (a) whole percentages of the Compensation such employee receives during the offering period (or during such portion thereof in which the employee may elect to participate); or (b) a fixed amount, as the employee shall determine; up to a maximum of 15% of Compensation. The Committee may require a minimum payroll deduction for participation in any offering consistent with the requirements of Section 423 of the Internal Revenue Code.

     No employee may be granted an option that permits his or her rights to purchase stock under the Plan, and all other employee stock purchase plans of Interim Services and its Subsidiaries described in Section 423 of the Internal Revenue Code, to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the effective date of the applicable offering) for each calendar year in which the option is outstanding at any time. In the event that a participating employee's payroll deductions would otherwise result in the purchase of stock in excess of the foregoing limitations, the stock purchase shall cease when the limitations are reached and the excess cash shall be refunded to such participating employee.

     6. Deduction Changes. A participating employee may increase or decrease such employee's payroll deduction by filing a new payroll deduction authorization form or complying with such other procedures as the Committee may establish at least 15 days prior to the beginning of an offering period. The change shall become effective at the beginning of the next offering period after receipt of the employee's authorization. Notwithstanding the foregoing, a participating employee may elect to cease payroll deductions at any time during an offering period, in which case such change shall be effective as of the next pay period beginning after receipt of the employee's authorization. If a participating employee ceases his or her payroll deductions, the Committee may, in its discretion, either declare his or her participation to have terminated and authorize distribution pursuant to Section 11 or permit the employee to have his or her cash remain credited under the Plan and apply such cash to the purchase of stock at the end of the offering period in which such cessation occurs.

     7. Purchase of Shares. Each employee participating in any offering under the Plan shall be granted an option, upon the effective date of such offering, for as many full shares of Interim Services stock as the participating employee may elect to purchase with up to 15% of the Compensation received during the specified offering period (or during such portion thereof as the employee may elect to participate).

     The purchase price for each share purchased shall be 85% of the lower of
(i) the Fair Market Value of Interim Services stock at the beginning of the offering period, or (ii) the Fair Market Value of Interim Services stock at the end of the offering period. As of the last day of an offering, the account of each participating employee shall be totaled, and the employee shall be deemed to have exercised an option to purchase one or more full shares at the then-applicable price; the participating employee's account shall be charged for the amount of the purchase; and the ownership of such share or shares shall be appropriately evidenced on the books of Interim Services or its agent.

     8. Employee Accounts and Certificates. Upon purchase of one or more full shares by a participating employee pursuant to Section 7 hereof, Interim Services or its agent shall establish a book entry account in the name of the employee to reflect the share(s) purchased at that time. Certificates shall be issued only on request, on termination of participation in the Plan, or when necessary to comply with transaction requirements outside the United States. In the event a participating employee terminates his or her account, any remaining cash credited to the account will be paid to such employee.

     9. Registration of Shares. Shares may be registered only in the name of the participating employee, or, if such employee so indicates on the employee's payroll deduction authorization form, in the participating employee's name jointly with a member of such employee's family, with right of survivorship. A participating employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have shares registered in such employee's name as tenant in common or as community property with a member of such employee's family, without right of survivorship.

     10. Rights as a Stockholder. None of the rights or privileges of a stockholder of Interim Services shall exist with respect to shares purchased under the Plan unless and until such shares shall have been appropriately evidenced on the books of Interim Services or its agent.

     11. Rights on Retirement, Death, Termination of Employment or Termination of Participation. In the event of a participating employee's retirement, death, or termination of employment, such employee shall be ineligible to continue to participate in the Plan, and the participating employee's option to purchase Interim Services shares will automatically be cancelled. No payroll deduction shall be taken from any pay due and owing to the employee after the pay period during which the employee became ineligible. Upon any such termination of participation, or in the event a participating employee's participation is declared terminated under Section 6, certificates representing the shares credited to the terminating employee's account, and any remaining cash credited to such account, shall be transferred to such employee, or to his or her beneficiary if the employee has died.

     12. Rights Not Transferable. Rights under the Plan may not be assigned, transferred, pledged or disposed of in any way by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     13. Application of Funds and Administrative Fees. All funds received or held by Interim Services under the Plan may be used for any corporate purpose. The Committee may impose reasonable administrative fees on participating employees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan.

     14. Adjustments in Case of Changes Affecting Interim Services Stock. In the event of any change in the capital structure of Interim Services, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to shares available for purchase under the Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares approved for the Plan or the number of shares available for purchase during an offering period. If Interim Services shall become a party to any corporate transaction including but not limited to a merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board or Directors may make such adjustments as it deems advisable with respect to the Plan, including, but not limited to, an adjustment to the number of shares approved for the Plan, the number of shares subject to an option, the option price and any other such adjustments as deemed equitable and appropriate by the Board of Directors.

     15. Amendment of the Plan. The Board of Directors may at any time, or from time to time, amend the Plan in any respect, except that, without the approval of the holders of a majority of the shares of stock of Interim Services then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing the number of shares approved for the Plan (other than as provided in Section 14 hereof), (ii) decreasing the purchase price per share, or (iii) withdrawing the administration of the Plan from a Committee consisting of persons not eligible to participate in the Plan.

     16. Termination of the Plan. The Plan and all rights of employees under any offering hereunder shall terminate:

          a. on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair, or

          b. at any time, at the discretion of the Board of Directors.

          No offering hereunder shall be made which shall extend beyond July 1, 2005.

     17. Governmental Regulations. Interim Services' obligation to sell and deliver Interim Services stock under the Plan is subject to the approval of any federal, state or other governmental authority required in connection with the authorization, issuance, or sale of such stock. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, Interim Services will not be required to issue any shares under the Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares issued pursuant to options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Committee, in its sole discretion, deems necessary or advisable. Interim Services may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Interim Services stock, as may be deemed necessary or advisable by Interim Services in order to comply with such securities law or other restrictions.

     18. Plan Shares Purchases. Purchases of outstanding shares may be made pursuant to and on behalf of the Plan, upon such terms as Interim Services may approve, for delivery under the Plan.

     19. Plan Subject to Stockholder Approval. The Plan is adopted subject to the approval of the stockholders of Interim Services given within 12 months from the date of adoption. Notwithstanding anything else contained herein, no shares of Interim Services stock may be purchased under the Plan prior to such stockholder approval.

     20. Non-U.S. Employees. Notwithstanding anything in the Plan to the contrary, with respect to any Subsidiary that employs employees who reside outside of the United States, the Committee may in its sole discretion amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

     21. No Right to Employment. Nothing in the Plan will interfere with or limit in any way the right of Interim Services or any Subsidiary to terminate the employment of any eligible employee at any time, nor confer upon any eligible employee any right to continue in the employ of Interim Services or any Subsidiary.

     22. Tax Withholding. Notwithstanding any provision of this Plan to the contrary, the Committee in its sole discretion may establish such methods or procedures as it deems appropriate in order to withhold any taxes or other amounts as may be required under any applicable federal, state, non-U.S. or local laws.

     23. Other Benefit and Compensation Programs. Unless otherwise specifically determined by the Committee, shares received under the Plan will not be deemed a part of an eligible employee's regular, recurring Compensation for purposes of calculating payments or benefits from any company benefit plan or severance program. Further, Interim Services may adopt other Compensation programs, plans or arrangements as it deems appropriate.

     24. Successors and Assigns. The Plan will be binding upon and inure the benefit of the successors and permitted assigns of Interim Services and the eligible employees.

     25. Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by an construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

     26. Definitions.

          "Board of Directors" means the Board of Directors of Interim Services.

          "Committee" means the Committee administering the Plan, consisting of at least three members appointed by the Board of Directors either from members of senior management, from the Board of Directors, or a combination thereof.

          "Compensation" means all Compensation, except bonuses.

          "Interim Services" means Interim Services Inc., a Delaware corporation.

          "Interim Services stock" means the common stock, par value $.01 per share, of Interim Services.

          "Internal Revenue Code" means the U.S. Internal Revenue Code of 1986, as amended.

          "Fair Market Value" means the closing price of Interim Services stock on the New York Stock Exchange on a given day or, if no sales of Interim Services stock were made on that day, the closing price of Interim Services stock on the next preceding day on which sales were made on the New York Stock Exchange; provided, however, that the Committee may, in its discretion, establish such other measure of Fair Market Value as it deems appropriate.

          "Plan" means this Interim Services Inc. 2000 Employee Stock Purchase Plan.

          "Subsidiary" means a Subsidiary of Interim Services within the meaning of Section 424(f) of the Internal Revenue Code and the regulations promulgated thereunder.

                             INTERIM SERVICES INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, a stockholder of INTERIM SERVICES INC., a Delaware corporation (the "Company"), hereby appoints Roy G. Krause and Lisa G.
Iglesias, and each of them, as the proxy or proxies of the undersigned, each with full power of substitution, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held 10:00 a.m. (Eastern Daylight Time), on Tuesday, May 23, 2000 at the executive offices of the Company, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, and at any adjournments or postponements thereof
(the "Annual Meeting"), on the following proposals as designated on the reverse side hereof and, in their discretion, on such other matters as may properly come before the Annual Meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED
IN PROPOSAL 1, "FOR" THE APPROVAL OF EACH OF PROPOSALS 2, 3 AND 4, "AGAINST" THE APPROVAL OF PROPOSAL 5 AND IN THE DISCRETION OF THE PROXIES APPOINTED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

       YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY

(Continued and to be SIGNED on the reverse side)

                                                       INTERIM SERVICES INC.
                                                       P.O. BOX 11472
                                                       NEW YORK, N.Y. 10203-0472

The Board of Directors unanimously recommends a vote FOR the election of all of the director nominees listed in Proposal 1, FOR the approval of each of Proposals 2, 3 and 4 and AGAINST the approval of Proposal 5.

1. Election of Directors     FOR all nominees  [ ]    WITHHOLD AUTHORITY  to vote    [ ]    *EXCEPTIONS  [ ]
                             listed below             for all nominees listed below.

Nominees: William F. Evans and Cinda A. Hallman
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).

*Exceptions _______________________________________________________________________________________________________________________

2. Vote for the proposal to ratify the appointment of Deloitte & Touche LLP     3. Vote for the proposal to adopt the Company's 2000
   as the Company's independent auditors for the fiscal year ending December       Stock Incentive Plan.
   29, 2000.
                                                                                   FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]
   FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]
                                                                                5. Vote for the proposal submitted by a stockholder
                                                                                   to declassify the Company's Board of Directors.

4. Vote for the proposal to adopt the Company's 2000 Employee Stock                 FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]
   Purchase Plan.                                                                            Change of Address and
                                                                                             or Comments Mark Here    [ ]
   FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]

                                                                                             The undersigned hereby acknowledges
                                                                                             receipt of (1) the Notice of Annual
                                                                                             Meeting for the 2000 Annual Meeting
                                                                                             and related Proxy Statement, (2) the
                                                                                             Company's Form 10-K for the 1999
                                                                                             fiscal year and (3) the Company's 1999
                                                                                             Annual Report to Stockholders.


                                                                                             Dated: _______________________ , 2000


                                                                                             _____________________________________
                                                                                                           Signature

                                                                                             _____________________________________
                                                                                                   Signature, if held jointly


                                                                                             IMPORTANT: Please sign exactly as your
                                                                                             name appears hereon and mail it
                                                                                             promptly even if you plan to attend the
                                                                                             meeting. When signing as attorney,
                                                                                             executor, administrator, trustee or
                                                                                             guardian, please give title as
                                                                                             such. When shares are held by joint
                                                                                             tenants, both should sign. If a
                                                                                             corporation, please sign in full
                                                                                             corporate name by president or other
                                                                                             authorized officer. If a partnership
                                                                                             please sign in partnership name by
                                                                                             authorized person.

                                                                                             Votes MUST be indicated
PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED.            [x] in Black or Blue ink.   [X]
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.
